UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ENSERVCO CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

ENSERVCO CORPORATION

14133 County Road 9 ½
Longmont, CO 80504

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AND IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING
TO BE HELD ON JUNE 25, 2021

May 14, 2021

Fellow Stockholders:

Notice is given that the annual meeting of stockholders (the “Meeting”) of Enservco Corporation (“Enservco” or the “Company”) will be held June 25, 2020, at 2:00 p.m. Mountain Time. Due to the ongoing COVID-19 situation, we plan to conduct the Meeting primarily via conference call format in order to safeguard the health of Enservco stockholders and employees. Accordingly, we encourage stockholders to vote either online or by mailing their proxy card as described below. The physical Meeting will be held at 14133 County Road 9 ½, Longmont, CO 80504, on the same date and time listed above, but the only Enservco personnel present will be one vote inspector who will be responsible for accepting ballots in person, if any. Again, however, for the health and safety of all concerned, we strongly recommend stockholders cast their votes online or via mailed proxy card and participate in the meeting via conference call.

Stockholders participating via conference call may listen to the Meeting in real time by calling 888-506-0062 or, for international callers, 973-528-0011 Entry Code: 811174. In addition, stockholders may submit questions they would like to have answered at the Meeting by emailing those questions to mhargrave@enservco.com.

At the Meeting, the Company’s stockholders will be asked:

1.	To elect three directors for the ensuing year;
2.	To approve the reincorporation of the Company in Nevada (the “Reincorporation”);
3.	To ratify and approve the appointment of Plante & Moran, PLLC as Enservco’s independent registered accounting firm for the fiscal year ended December 31, 2021;
4.	To approve a proposal to adjourn the Meeting, if necessary, to solicit additional proxies for approval of the Reincorporation; and
5.	To consider and act upon such other matters as may properly come before the Meeting and any adjournments thereof.

The foregoing items of business are described more fully in the accompanying Proxy Statement. Any other business that may properly come before the Meeting will also be conducted. The Board of Directors is not aware of any other business to come before the Meeting.

The Board of Directors set April 30, 2021 as the record date for the Meeting. Only holders of record of our Common Stock as of close of business on April 30, 2021 will be entitled to notice of and to vote at the Meeting, and any postponements or adjournments thereof.

The Company recommends the approval of all the above-listed proposals. Please vote promptly by signing, dating and returning the enclosed proxy card, voting by telephone, or voting on the Internet by following the instructions on your Notice of Internet Availability of Proxy Materials. In the event that a stockholder decides to attend the Meeting, it, he, or she may, if so desired, revoke the proxy by voting the shares in person at the Meeting. If you plan to attend the Meeting, please ensure that you have an admission ticket or other authorization from the record holder of your shares.

EACH STOCKHOLDER, WHETHER OR NOT THE STOCKHOLDER PLANS TO ATTEND THE MEETING, IS REQUESTED TO VOTE BY COMPLETING, SIGNING, DATING AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD OR VOTING BY TELEPHONE OR INTERNET. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE THE PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

Sincerely,

/s/ Richard A. Murphy

Richard A. Murphy
Executive Chair of the Board and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF ENSERVCO’S

PROXY STATEMENT

We will be using the Securities and Exchange Commission’s Notice and Access rules, which allow us to make the proxy materials available on the Internet, as the primary means of furnishing Proxy Materials to stockholders. On or about May 14, 2021, we will mail to all stockholders a Notice of Internet Availability of Proxy Materials, which contains instructions for accessing our Proxy Materials on the Internet and voting by telephone or on the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions for requesting a printed set of Proxy Materials. The Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available at: www.edocumentview.com/ENSV.

2021 PROXY STATEMENT

INFORMATION ABOUT THE MEETING AND VOTING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4
PROPOSAL NO. 1 ELECTION OF DIRECTORS	5
PROPOSAL NO. 2 TO APPROVE THE REINCORPORATION OF THE COMPANY IN NEVADA	7
PROPOSAL NO. 3 TO RATIFY AND APPROVE THE APPOINTMENT OF PLANTE & MORAN, PLLC AS ENSERVCO’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021	19
PROPOSAL NO. 4 TO APPROVE A PROPOSAL TO ADJOURN THE MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES FOR APPROVAL OF PROPOSAL NO. 2	20
CORPORATE GOVERNANCE	21
EXECUTIVE OFFICERS	21
EXECUTIVE COMPENSATION	25
COMPENSATION OF DIRECTORS	31
ANNUAL REPORT ON FORM 10-K AND ADDITIONAL INFORMATION	32
OTHER MATTERS	32
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	32
STOCKHOLDER PROPOSALS - 2022 ANNUAL MEETING OF STOCKHOLDERS	32
FORM OF NOTICE OF INTERNET AVAILABILITY AND PROXY CARD	34
APPENDIX A: FORM OF MERGER AGREEMENT (AS IF PROPOSAL NO. 2 IS APPROVED)	A-1
APPENDIX B: FORM OF POST-REINCORPORATION ARTICLES OF INCORPORATION (AS IF PROPOSAL NO. 2 IS APPROVED)	B-1
APPENDIX C: FORM OF POST-REINCORPORATION BYLAWS (AS IF PROPOSAL NO. 2 IS APPROVED)	C-1

ENSERVCO CORPORATION

14133 County Road 9 ½ Longmont, CO 80504

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 25, 2021 at 2:00 p.m. Mountain Time

May 14, 2021

Fellow Stockholders:

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors of Enservco Corporation (“Enservco” or the “Company”) of proxies to be used at the annual meeting of the Company’s stockholders (the “Meeting”) to be held at 14133 County Road 9 ½, Longmont, CO 80504 on June 25, 2021, at 2:00 p.m. local time, and at any adjournments or postponements thereof. Due to the evolving COVID-19 situation, we plan to conduct the meeting primarily via conference call format in order to safeguard the health of Enservco stockholders and employees. Stockholders participating via conference call may listen to the meeting in real time by calling 888-506-0062 or, for international callers, 973-528-0011 Entry Code: 811174. The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

This Proxy Statement (including the Notice of Annual Meeting of Stockholders) is first being made available to stockholders beginning on or before May 14, 2021. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (“Annual Report”), was filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2021. This Proxy Statement and the Annual Report are collectively referred to herein as the “Meeting Materials.”

INFORMATION ABOUT THE MEETING AND VOTING

Notice and Access Model

We are making the Meeting Materials available to stockholders on the Internet under the SEC’s Notice and Access model. On or before May 14, 2021, we will mail to all stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) in lieu of mailing a full printed set of the Meeting Materials. Accordingly, our Meeting Materials are first being made available to our stockholders on the Internet at www.edocumentview.com/ENSV, on or before May 14, 2021. The Notice includes instructions for accessing the Meeting Materials and voting by mail, telephone or on the Internet. You will also find instructions for requesting a full printed set of the Meeting Materials in the Notice.

We believe the electronic method of delivery under the Notice and Access model will decrease postage and printing expenses, expedite delivery of proxy materials to you and reduce our environmental impact. We encourage you to take advantage of the availability of the proxy materials on the Internet. If you received the Notice but would like to receive a full printed set of the proxy materials in the mail, you may follow the instructions in the Notice for requesting such materials.

Solicitation/Cost of the Meeting

The enclosed proxy is being solicited by the Company’s Board of Directors (the “Board”). The costs of the solicitation will be borne by the Company. Proxies may be solicited personally or by mail, telephone, facsimile or email by directors, officers and employees of the Company, none of whom will receive any additional compensation for such solicitations. The Company will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the Company’s shares.

Proposals, Record Date, Voting Rights, and Votes Required

At the Meeting, the Company’s stockholders will be asked:

1.	To elect three directors for the ensuing year;
2.	To approve the reincorporation of the Company in Nevada (the “Reincorporation”);
3.	To ratify and approve the appointment of Plante & Moran, PLLC as Enservco’s independent registered accounting firm for the fiscal year ended December 31, 2021;
4.	To approve a proposal to adjourn the Meeting, if necessary, to solicit additional proxies for approval of the Reincorporation; and
5.	To consider and act upon such other matters as may properly come before the Meeting and any adjournments thereof.

Holders of shares of Enservco common stock, par value $0.005 per share (“Common Stock”) at the close of business on April 30, 2021 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting.

For all Proposals, holders of Common Stock are entitled to one vote per share. Cumulative voting is not permitted in the election of directors or any of the Proposals being submitted to the stockholders at the Meeting.

The presence in person or by proxy of the holders of one-third of the shares entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. As of the Record Date, 11,432,726 shares of Common Stock were outstanding and entitled to vote (excluding 6,907 treasury shares). Thus, the holders of at least 3,810,909 shares must be deemed present in person or represented by proxy at the Meeting to have a quorum. Abstentions and broker non-votes will count towards quorum requirements. If there is no quorum, the holders of a majority of shares deemed present at the Meeting in person or represented by proxy may adjourn the Meeting to another date.

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Proposal Nos. 3 and 4 are matters considered routine under the NYSE rules. All other Proposals are matters considered non-routine by the New York Stock Exchange, and therefore, there may be broker non-votes on these proposals.

As to the election of directors under Proposal No. 1, the proxy card being provided by the Board enables a stockholder to vote for the election of each of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. If a quorum is present, directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the other nominees being proposed is withheld.

If a quorum is present, the affirmative vote of a majority of the outstanding shares of common stock of the Company is required to approve Proposal No. 2 (the Reincorporation). As to this proposal, a stockholder may: (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” with respect to the proposal. If you “Abstain” from voting, it will have no impact on the vote. Broker non-votes will also not have any effect on approval of Proposal No. 2, because they are not entitled to vote on the matter.

As to Proposal No. 3 to ratify and approve the appointment of Plante & Moran, PLLC as Enservco’s independent registered accounting firm for the fiscal year ended December 31, 2021, if a quorum is present, the affirmative vote of a majority of the votes cast on the matter is required to approval the proposal. As to this proposal, a stockholder may: (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” with respect to the proposal. If you “Abstain” from voting, it will have the same effect as an “Against” vote. There will be no broker non-votes on Proposal No. 3.

The affirmative vote of a majority of the votes cast on the matter is required to approval Proposal No. 4 to adjourn the Meeting, if necessary, to solicit additional proxies for approval of the Reincorporation. This voting threshold applies even in the absence of a quorum. As to this proposal, a stockholder may: (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” with respect to the proposal. If you “Abstain” from voting, it will have the same effect as an “Against” vote. There will be no broker non-votes on Proposal No. 4.

Voting

Whether you plan to attend the Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive by the Meeting through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted “FOR” the slate of directors described herein, and “FOR” each of Proposal Nos. 2, 3 and 4. Voting by proxy will not affect your right to attend the Meeting. A proxy may be revoked at any time prior to its exercise by (i) providing notice in writing to the Company’s corporate secretary that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Meeting and voting in person. If you plan to attend the Meeting, please ensure that you have an admission ticket or other authorization from the record holder of your shares. Due to the possible effects of the COVID-19 virus emanating from social gatherings, we strongly encourage stockholders refrain from attending the Meeting in person.

Registered Holder

If your shares are registered directly in your name through our stock transfer agent, Computershare, Inc. (“Computershare”), or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. To vote by internet or telephone, follow the instructions included in the Notice or, if you received printed materials, follow the instructions in the proxy card.

•

By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the recommendation of our Board as noted above.

•	In person at the Meeting. If you attend the Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close on June 25, 2021 at 1:00 a.m. Central Standard Time.

Beneficial Holder

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the Meeting, you should contact the broker or agent to obtain a legal proxy or broker’s proxy card and bring it with you to the Meeting in order to vote. You will not be able to vote at the Meeting unless you have a proxy card from your broker.

No Dissenters Rights

The proposed corporate actions on which the stockholders are being asked to vote are not corporate actions for which stockholders of a Delaware corporation have the right to dissent under the Delaware General Corporation Law (the “DGCL”).

Proposals by Security Holders and Other Matters

No stockholder has requested that we include any additional proposals in this Proxy Statement or otherwise requested that any proposals be submitted to the stockholders at the Meeting. Management and the Board of the Company know of no other matters to be brought before the Meeting other than as described herein. If any other matters are properly presented to the stockholders for action at the Meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in the holder’s discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

Forward-Looking Statements

This Proxy Statement may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements.

Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions contemplated by this Proxy Statement, our potential business, financial condition, results of operations, strategies, or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends, or results as of the date they are made and are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” or “will,” and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described under the caption “Risk Factors” included in our other filings with the Securities and Exchange Commission (“SEC”), including the disclosures set forth in Item 1A of our Form 10-K for the year ended December 31, 2020 and our Current Report on Forms 8-K dated January 21, February 2, February 3, February 12, February 18, 2021. Furthermore, such forward-looking statements speak only as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of the Record Date certain information regarding beneficial ownership of our common stock by:

•	Each person known to us to beneficially own 5% or more of our common stock;

•	Each executive officer who in this Proxy Statement are collectively referred to as the “Named Executive Officers;”

•	Each of our directors; and

•	All of our executive officers (as that term is defined under the rules and regulations of the SEC) and directors as a group.

We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to the shares of common stock set forth opposite the stockholder’s name. We have based our calculation of the percentage of beneficial ownership on 11,432,726 shares of Common Stock outstanding on the Record Date.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Common Stock
Named Executive Officers and Nominees
Richard A. Murphy	2,067,271 (3)	18.1%
Marjorie Hargrave	122,000 (4)	*
William A. Jolly	47,455 (5)	*
Robert S. Herlin	47,789 (6)	*

All current executive officers and nominees as a group (4 persons)		20.1%

Notes to Security Ownership of Management and Board Nominees table shown above:

* The percentage of Common Stock beneficially owned is less than 1%.

(1)	The address of the beneficial owners in each case is c/o Enservco Corporation, 14133 County Road 9 ½, Longmont, CO 80504 except as indicated below.
(2)	Calculated in accordance with Rule 13d-3 under the Exchange Act.
(3)

Consists of (i) 50,383 shares of Common Stock owned directly by Mr. Murphy; (ii) warrants to acquire 192,085 shares of common stock held by Cross River Partners, L.P. and (iii) 1,824,803 shares held by Cross River Partners, L.P. Mr. Murphy is the managing partner of Cross River Partners, L.P. The address of Cross River Partners, L.P. is 31 Bailey Ave, Suite D, Ridgefield, CT 06877.

(4)

Consists of (i) 7,333 shares of Common Stock owned by Ms. Hargrave and (ii) 114,667 of unvested restricted shares for which Ms. Hargrave has voting power, 61,000 of which are subject to performance criteria. Restrictions lapse as follows on the remaining shares: 25,000 shares on January 1, 2022; 3,667 shares on January 23, 2022, and 25,000 shares on January 1, 2023.

(5)	Consists of (i) 47,455 shares of Common Stock owned by Mr. Jolly.
(6)	Consists of 47,789 shares of Common Stock owned by Mr. Herlin, 16,043 of which are unvested restricted shares for which Mr. Herlin has voting power. These restrictions lapse on 1/1/2022.

Changes in Control

There are no arrangements known to the Company which may result in a change in control of the Company.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The following persons, all whom are currently members of the Board, have been nominated by the Board for election to the Company’s Board:

Robert S. Herlin, Age 66. Mr. Herlin has served as a director for the Company since 2015. Mr. Herlin is also Chairman of Evolution Petroleum Corporation, Houston, Texas, a company with a class of securities registered pursuant to Section 12 of the Exchange Act. He has served as a director of Evolution Petroleum since its inception in 2003, was elected Chairman of its Board of Directors in 2009 and served as Chief Executive Officer from inception through 2015. Mr. Herlin also serves on the Board of Directors of Well Lift Inc., a private company that was spun off from Evolution Petroleum and is the owner and marketer of the GARP artificial lift technology. Mr. Herlin is also President of AVL Resources, LLC, a private energy company, and is actively engaged in new venture funding and advising. Mr. Herlin has 30 years of experience in engineering, energy transactions, operations and finance with small independents, larger independents and major integrated oil companies. Since 2003 until early 2010, Mr. Herlin also served as a non-active Partner with Tatum CFO, a financial advisory firm that provides executive officers on a part-time or full-time basis to clients. From 2001 to 2003, Mr. Herlin served as Senior Vice President and Chief Financial Officer of Intercontinental Towers Corporation, an international wireless infrastructure venture. Mr. Herlin also served on the Board of Directors of Boots and Coots, Inc., an oil field services company, from 2003 until its sale to Halliburton Company in September 2010. Prior to 2001, Mr. Herlin served in various officer capacities for upstream and downstream oil and gas companies, both private and public. Mr. Herlin served on the Engineering Advisory Board for the Brown School of Engineering at Rice University from 2013 to 2016. Mr. Herlin graduated with honors from Rice University with B.S. and M.E. degrees in chemical engineering and earned an MBA from Harvard University.

William A. Jolly, Age 67. Mr. Jolly has served as a director for the Company since 2015. Mr. Jolly serves as an area chairman for the C12 group, which provides peer advisory services for middle market companies. Mr. Jolly served as a principal with Scarsdale Equities, a FINRA member broker/dealer in New York City where he focused on providing innovative banking solutions for small cap companies for 10 years. Mr. Jolly spent over 15 years with Procter & Gamble managing brands and subsidiaries in the U.S. and throughout Asia. Mr. Jolly then became Vice President for the Consumer Division of Scott Paper in Asia Pacific until it was acquired by Kimberly Clark. Mr. Jolly serves on the advisory board of ZetrOZ Systems, which develops non-invasive medical devices to accelerate tissue healing and relieve pain. Mr. Jolly received his undergraduate degree from Duke University and his M.B.A. from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill.

Richard A. Murphy, Age 52. Mr. Murphy became our Executive Chair and Chief Executive Officer on May 29, 2020 and has served as a director for the Company since 2016. Mr. Murphy currently serves as the managing member of Cross River Capital Management, LLC the general partner of Cross River Partners, L.P., currently the largest stockholder of the Company. Mr. Murphy founded Cross River Partners, L.P. in April of 2002. Cross River Partners, L.P. invests in micro-cap and small-cap companies with market capitalizations up to $1.5 billion at the time of initial investment. Mr. Murphy’s primary responsibility as managing member is investment research, analysis of investment opportunities, and coordinating final investment decisions for Cross River Partners, L.P. Prior to founding Cross River Partners, L.P., Mr. Murphy was an analyst and asset portfolio manager with SunAmerica Asset Management, LLC from 1998 to 2002. Mr. Murphy also worked as an associate investment banker at ING Barings in its food and agricultural division in 1998 and he worked at Chase Manhattan Bank from 1992 to 1996. He also sat on the Advisory Board of CMS Bankcorp, Inc. and currently sits on the Applied Investment Management Board for the University of Notre Dame. Mr. Murphy serves on the Board of Directors for MRI Holding Company, Inc., a restaurant company. Mr. Murphy received his MBA from the University of Notre Dame-Mendoza College of Business in 1998 and his bachelor’s degree in political science from Gettysburg College in 1992.

If elected, each director will serve for a one-year term and until his successor is elected and qualified.

Board Member Nominee Selection Criteria

The Company believes that each of the persons nominated for reelection to the Board have the requisite experience, qualifications, attributes and skills to enable the Board of Directors to effectively satisfy its oversight responsibilities. With regard to the nominees (each of whom is currently a member of our Board) the following factors were among those considered that led to the Board’s conclusion that each would make valuable contributions to the Board:

•

Robert S. Herlin: Mr. Herlin was appointed to the Company’s Board of Directors on January 15, 2015. Mr. Herlin was appointed at the same time to the Audit Committee of the Company’s Board of Directors. Mr. Herlin has 30 years of experience in engineering, energy transactions, and operations and finance of companies in the oil and gas sector. The Board believes Mr. Herlin’s experience and knowledge in the oil and gas sector are valuable to the Board of Directors as a whole.

•

William A. Jolly: Mr. Jolly was appointed to the Company’s Board of Directors and the Audit Committee on January 15, 2015. Mr. Jolly has previously served as a board member/advisor for several public companies. Mr. Jolly serves as an area chairman for the C12 group, which provides peer advisory services for middle market companies. In addition, Mr. Jolly served as a principal with Scarsdale Equities, a FINRA member broker/dealer in New York City where he focused on providing innovative banking solutions for small cap companies for over 10 years. The Board believes Mr. Jolly’s experience and knowledge advising public companies and experience in banking solutions for small cap companies are valuable to the Board of Directors as a whole.

•

Richard A. Murphy: Mr. Murphy became our Executive Chair and Chief Executive Officer on May 29, 2020 and was appointed to the company’s Board of Directors on January 19, 2016. He is the managing member of the general partner of the Company’s largest stockholder, Cross River Partners L.P. and has experience analyzing and evaluating micro-cap companies. The Board believes Mr. Murphy’s years of experience advising emerging growth companies are valuable to the Board of Directors as a whole.

Vote Required and Recommendation

Each share will count as one vote cast for the election of directors, and abstentions and broker non-votes will not be counted. To be elected each director must receive a plurality of the votes cast at the Meeting—the three individuals with the most votes will be elected to the Board. Unless otherwise specified, the enclosed proxy will be voted “FOR” the election of the Board’s slate of nominees. Neither Management nor the Board of the Company is aware of any reason which would cause any nominee to be unavailable to serve as a Director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE ELECTION OF MESSRS. HERLIN, JOLLY AND MURPHY.

PROPOSAL NO. 2
REINCORPORATION OF THE COMPANY IN NEVADA

Description of the Proposed Reincorporation in Nevada

We propose to change our state of incorporation from Delaware to Nevada, which we refer herein to as the “Reincorporation.” The Reincorporation would be effected through the merger (the “Merger”) of the Company into a newly formed Nevada corporation that is a wholly owned subsidiary of the Company, which we refer to herein as the “Surviving Company,” pursuant to an Agreement and Plan of Merger (the “Merger Agreement”). Upon completion of the Merger, the Surviving Company will be the surviving corporation and will continue to operate our business under the name “Enservco Corporation”

Reincorporation in Nevada will not result in a material change in our business, management, assets, liabilities or net worth. Reincorporation in Nevada will allow us to take advantage of certain provisions of the corporate laws of Nevada in addition to saving the Company a substantial amount with respect to annual state fees.

Reasons for the Reincorporation in Nevada

Our Board of Directors believes that there are several reasons why a reincorporation in Nevada is in the best interests of the Company and our stockholders. First of all, the Reincorporation will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in substantial savings to us over the long term. For tax year 2020, we paid $200,000 in Delaware franchise taxes. If we reincorporate in Nevada, our current annual fees will consist of an annual business license fee of $500 and an annual tax based on the number of authorized shares, currently equal to $400 (with the precise amount of savings in 2021 depending on the exact date of the Reincorporation).

In addition, the Reincorporation may help us attract and retain qualified management by reducing the risk of frivolous lawsuits being filed against the Company and its directors and officers. We believe that for the reasons described below, in general, Nevada law provides greater protection from such litigation to our directors, officers and the Company than Delaware law. The increasing frequency of claims and litigation with little or no merit directed towards directors and officers has greatly expanded the risks facing directors and officers in general of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Delaware law provides that every person becoming a director of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, a director can be personally sued in Delaware, even though the director has no other contacts with the state. Similarly, Nevada law provides that every person who accepts election or appointment, including reelection or reappointment, as a director or officer of a Nevada corporation consents to the personal jurisdiction of the Nevada courts in connection with all civil actions or proceedings brought in Nevada by, on behalf of or against the entity in which the director or officer is a necessary or proper party, or in any action or proceeding against the director or officer for a violation of a duty in such capacity, whether or not the person continues to serve as a director or officer at the time the action or proceeding is commenced. We believe that the advantage of Nevada is that, unlike Delaware corporate law, much of which consists of judicial decisions that migrate and develop over time, Nevada has pursued a statute-focused approach that does not depend upon constant judicial supplementation and revision, and is intended to be stable, predictable and more efficient.

Also, reincorporation in Nevada will provide potentially greater protection from frivolous litigation for directors of the Company and, unlike Delaware, for officers as well. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law. The Reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud or a knowing violation of law. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company. The directors have an interest in the Reincorporation to the extent that they will be entitled to such limitation of liability.

The Reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law. For a discussion of differences between the laws of Delaware and Nevada, including differences that may have anti-takeover implications, please see “Comparative Rights of Stockholders under Delaware and Nevada Law” below.

Material Terms of the Merger

In order to effect the Reincorporation of the Company in Nevada, the Company will be merged with and into the Surviving Company. Prior to the Merger, the Surviving Company will not have engaged in any activities except in connection with the proposed transaction. The mailing address and telephone number of the Surviving Company and its telephone number are the same as those of the Company. As part of its approval and recommendations of our reincorporation in Nevada, the Board of Directors has approved, and recommends to our stockholders for their adoption and approval, the Merger Agreement pursuant to which we will be merged with and into the Surviving Company. The full texts of the Merger Agreement, the Articles of Incorporation and the Bylaws of the Surviving Company in substantially the form under which the Company’s business will be conducted after the Merger are attached hereto as Appendix A, Appendix B, and Appendix C, respectively. The discussion contained in this information statement is qualified in its entirety by reference to such Appendices.

The Board of Directors has determined that the Reincorporation and the terms of the Merger Agreement between the Company and Surviving Company are in the best interests of our stockholders. The terms of the Merger Agreement are more fully described below.

Terms of the Merger Agreement

The following discussion summarizes the material terms of the Merger Agreement but does not purport to be a complete statement of all provisions of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this information statement as Appendix A. Stockholders are urged to read the Merger Agreement carefully as it is the legal document that will govern the Merger.

The Merger. The Merger Agreement will provide that, subject to the terms and conditions of the Merger Agreement, the Company shall be merged with and into the Surviving Company, the Company’s separate legal existence shall cease and the Surviving Company shall continue as the surviving corporation.

Effect of the Merger. Upon the effectiveness of the Reincorporation, each outstanding share of common stock of the Company will automatically be converted into shares of the common stock of the Surviving Company, on a one-for-one-basis. Outstanding options and warrants to purchase the Company’s common stock will be converted into options and warrants to purchase the same number of shares of the Surviving Company’s common stock. Outstanding convertible securities and convertible debt that are convertible into the Company’s common stock will be converted into convertible securities and convertible debt that are convertible into the same number of shares of the Surviving Company’s common stock. The Surviving Company, as the surviving corporation, shall continue unaffected and unimpaired by the Merger with all of its purposes and powers. The Surviving Company shall be governed by Nevada law and succeed to all rights, assets, liabilities and obligations of the Company in accordance with Nevada law and Delaware law.

Certificate of Incorporation and Bylaws of the Delaware Company Following the Merger. The Merger Agreement will provide that the Articles of Incorporation and the Bylaws of the Surviving Company, as in effect at the Effective Time (as defined below) will be the Articles of Incorporation and Bylaws, respectively, of the surviving corporation following the Merger. They are attached to this Proxy Statement as Appendix B and Appendix C, respectively.

Directors and Officers of the Delaware Company Following the Merger. The incumbent officers and directors of the Company will also be the officers and directors of the Surviving Company at the Effective Time.

Effective Time

It is anticipated that the Merger, and consequently our reincorporation from Delaware to Nevada, will become effective at the date and time (the “Effective Time”) specified in each of (i) the Articles of Merger to be executed and filed with the office of the Nevada Secretary of State in accordance with the Nevada Revised Statutes (“NRS”) Section 92A.200 and (ii) the Certificate of Merger to be executed and filed with the Office of the Secretary of State of Delaware in accordance with Section 252 of the Delaware General Corporation Law (“DGCL”).

Material U.S. Federal Income Tax Consequences of the Reincorporation

We intend the Merger to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Merger qualifies as a tax-free reorganization, the holders of our common stock will not recognize any gain or loss under the U.S. federal income tax laws as a result of the consummation of the Reincorporation, and neither will the Company nor the Surviving Company. Each stockholder will have the same basis in Surviving Company common stock received as a result of the Reincorporation as that holder has in our common stock held at the time the Merger is consummated. Each holder’s holding period in Surviving Company common stock received as a result of the Merger will include the period during which such holder held our common stock at the time the Merger is consummated, provided the latter was held by such holder as a capital asset at the time of consummation of the Merger.

This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.

Securities Act Consequences

The shares of Surviving Company common stock to be issued in exchange for shares of our common stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that respect, the Surviving Company is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger that has as its sole purpose a change in a corporation’s domicile does not involve the sale of securities for purposes of the Securities Act. After the Merger, the Surviving Company will be a publicly held company, and it will file with the SEC and provide to its stockholders the same type of information that we have previously filed and provided. Stockholders, whose shares of our common stock are freely tradable before the Merger, will continue to have freely tradable shares of Surviving Company common stock. Stockholders holding restricted shares of Surviving Company common stock will be subject to the same restrictions on transfer as those to which their present shares of our common stock are subject. In summary, the Surviving Company and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as the Company and our stockholders prior to the Reincorporation.

No Exchange of Stock Certificates Required

Stockholders are not required to exchange their stock certificates for new certificates representing shares of the Surviving Company common stock. New stock certificates representing shares of Surviving Company common stock will not be issued to a stockholder until such stockholder submits one or more existing certificates for transfer, whether pursuant to sale or other disposition. However, stockholders (at their option and at their expense) may exchange their stock certificates for new certificates representing shares of Surviving Company common stock following the effective time of the Merger.

Accounting Treatment of the Merger

In accordance with the terms of the Merger Agreement, the Company will be merged with and into the Surviving Company, with the Surviving Company being the surviving corporation; accordingly, the Merger is not expected to be accounted for as a business combination and as a result no goodwill is expected to be recorded. The incumbent officers and directors of the Company will also be the officers and directors of the Surviving Company at the Effective Time. Since the Merger is not expected to be accounted for as a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Merger are expected to be expensed.

NO APPRAISAL RIGHTS

Appraisal rights are statutory rights that, if applicable under law, enable stockholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction. Appraisal rights are not available in all circumstances, and exceptions to these rights are provided under the DGCL.

Section 262 of the DGCL provides that stockholders have the right, in some circumstances, to dissent from certain corporate actions and to instead demand payment of the fair value of their shares. Stockholders do not have appraisal rights with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing. In addition, neither the Company’s current Charter nor its current Bylaws contain any additional provisions relating to dissenters’ rights of appraisal. Therefore, because our common stock is listed on The NYSE American stock exchange, and holders of our common stock will receive in the Reincorporation only shares of the Surviving Company’s common stock, which will be listed on The NYSE American stock exchange, holders of our common stock will not be entitled to appraisal rights in the Reincorporation with respect to their shares of our common stock.

Potential Disadvantages of the Reincorporation

Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. While Nevada also has encouraged incorporation in that state and adopted comprehensive, modern and flexible statutes that it periodically updates and revises to meet changing business needs, because Nevada case law concerning the effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to the legality of certain corporate affairs and transactions and stockholders’ rights to challenge them, to the extent Nevada’s statutes do not provide a clear answer and a Nevada court must make a determination.

In addition, underwriters and other members of the financial services industry may be less willing and able to assist the Company with capital-raising programs because they might perceive Nevada’s laws as being less flexible or developed than Delaware’s. Certain investment funds, sophisticated investors and brokerage firms may likewise be less comfortable and less willing to invest in a corporation incorporated in a jurisdiction other than Delaware whose corporate laws may be less understood or perceived to be unresponsive to stockholder rights.

Comparative Rights of Stockholders Before and After the Reincorporation

Upon consummation of the Reincorporation, the outstanding shares of our common stock will be converted into shares of the Surviving Company’s common stock. Consequently, our common stockholders, whose rights as stockholders are currently governed by the DGCL and the Company’s current Certificate of Incorporation and Bylaws, will become common stockholders of the Surviving Company (as the surviving corporation) whose rights will be governed by the NRS and the Articles of Incorporation and the Bylaws of the Surviving Company, which are attached hereto as Appendix B and Appendix C, respectively. The Company’s current Certificate of Incorporation and Bylaws are referred to below as the “Current Charter” and “Current Bylaws”, respectively, and the Surviving Company’s Articles of Incorporation and Bylaws are referred to below as the “New Charter” and the “New Bylaws”, respectively.

Key Changes in the Company’s Charter and Bylaws to be Implemented by the Reincorporation

The New Charter and New Bylaws differ in a number of respects from the Current Charter and Current Bylaws, respectively, copies of which have been filed with the SEC (including as exhibits to the Company’s Annual Report on Form 10-K filed March 23, 2021) and are also available for inspection by our stockholders upon reasonable notice during regular business hours, at our principal executive offices at 14133 County Road 9 ½, Longmont, CO 80504, Attention: Corporate Secretary.

There are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Surviving Company as the surviving corporation. The following are summaries of some of the more significant differences between the Current Charter and Current Bylaws, on the one hand, and the New Charter and New Bylaws, on the other. Except as described in this section, the rights of stockholders under the New Charter and New Bylaws are substantially the same as under the Current Charter and Current Bylaws.

The following discussion is a brief summary. It does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the Current Charter and Current Bylaws, and the New Charter and New Bylaws.

Provisions	Nevada	Delaware
Charter regarding limitation on liability

The New Charter provides that, to the fullest extent permitted by the NRS, the liability of directors and officers of the Surviving Company shall be eliminated or limited. Note that, under the NRS, this provision does not exclude exculpation for breaches of duty of loyalty and covers both directors and officers.

The Current Charter provides that, to the fullest extent permitted by the DGCL, a director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. Note that, under the DGCL, exculpation is not available for breaches of duty of loyalty and only covers directors.

Bylaws regarding proxies

The New Bylaws provide that each proxy authorized by a stockholder shall be valid until its expiration or revocation in a manner permitted by the laws of Nevada. In Nevada proxies are valid for six months from the date of creation unless the proxy provides for a longer period of up to seven years.

The Current Bylaws provide that no proxy authorized by a stockholder shall be valid after three years from the date of its execution unless the proxy provides for a longer period.

Bylaws regarding removal of directors

As permitted by Nevada law, the New Bylaws provide that any director may be removed from office at any special meeting of the stockholders either with or without cause by the vote of the holders of not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote generally in the election of directors, excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred.

Under the Current Bylaws any one or more directors may be removed, with or without cause, by the vote or written consent of the holders of a majority of the issued and outstanding shares of stock of the Company entitled to vote for the election of directors.

Bylaws regarding director compensation

As permitted by Nevada law, the New Bylaws provide that director compensation established pursuant to the bylaws shall be presumed to be fair to the Surviving Company unless proven unfair by a preponderance of the evidence.

Delaware law does not have a corresponding statute.
Bylaws regarding stockholder proposals

The New Bylaws provide that the Company will consider all director nominations from any person (or group) who has (or collectively if a group have) held more than 5% of the Company’s voting securities for longer than one year. With respect to any nominations or any other business to be brought before an annual meeting, a stockholder’s notice, a stockholder proposal may be considered at a meeting of stockholders if such proposal is properly requested to be brought before such meeting by a stockholder of the Surviving Company in accordance with New Bylaws, which requires the proposal be delivered to the secretary of the Surviving Company not earlier than the 120th day and not later than the 90th day prior to the meeting and the disclosure of certain information including the name and address of the stockholder, the number of shares directly or indirectly held by the stockholder and any other information relating to the stockholder, beneficial owner or a control person of the stockholder that would be required to be disclosed in a proxy statement.

The Current Bylaws provide that the Company will consider all director nominations from any person (or group) who has (or collectively if a group have) held more than 5% of the Company’s voting securities for longer than one year. Any stockholder who desires to submit a nomination of a person to stand for election of directors at the next annual or special meeting of the stockholders at which directors are to be elected must submit a notification of the stockholder’s intention to make a nomination to the Company by the date mentioned in the most recent proxy statement under the heading “Proposal From Stockholders” as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e), Question 5, and in that notification must provide certain information including the name and contact information of the stockholder and all information required by Item 7 of SEC Schedule 14A with respect to the proposed nominee, in a form reasonably acceptable to the Company.

Bylaws regarding forum adjudication for disputes

The New Bylaws provide that the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for certain categories of actions brought by stockholders as specified in the New Bylaws.

Neither the Current Charter nor the Current Bylaws has an corresponding provision.

General. The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Surviving Company. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Surviving Company following the consummation of the Reincorporation.

The following discussion is a brief summary. It does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and DGCL, as well as the forms of the New Charter and New Bylaws, which are attached as Appendix B and Appendix C, respectively, to this Proxy Statement, and which will come into effect concurrently with the consummation of the Reincorporation.

Increasing or Decreasing Authorized Capital Stock. The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law has no similar provision.

Classified Board of Directors. The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this were done, the stockholders would elect only one class each year and each class would have a term of office of three years. The Current Charter and Current Bylaws do not provide for a classified board of directors.

The NRS also permits any Nevada corporations to classify its board of directors into as many as four classes with staggered terms of office, where at least one-fourth of the directors must be elected annually. The New Charter and New Bylaws also do not provide for a classified board of directors, and thus all directors will still be elected each year for a one-year term following the consummation of the Reincorporation.

Cumulative Voting. Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in the corporation’s certificate of incorporation for cumulative voting in the election of directors. The NRS also permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.

The Current Charter does not provide for cumulative voting in the election of directors. Similarly, the New Charter does not provide for cumulative voting.

Vacancies. Under both the DGCL and the NRS, vacancies on the board of directors during the year may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.

Removal of Directors. Under the DGCL, the holders of a majority of shares of each class entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is a classified board, in which case directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him. Thus, under the DGCL, a director of a corporation that does have a classified board or permit cumulative voting, such as the Company, may be removed only for cause by the affirmative vote of a majority of the outstanding shares entitled to vote at an election of directors.

The NRS requires the vote of the holders of at least two-thirds of the shares or class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause. The articles of incorporation may provide for a higher voting threshold but not a lower one.

Fiduciary Duty and Business Judgment. Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike other jurisdictions, fiduciary duties of directors and officers are codified in the NRS. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Professional reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Unlike Delaware law, Nevada law extends the statutory protection for reliance on such persons to corporate officers.

Flexibility for Decisions, including Takeovers. Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are granted the benefits of the business judgment rule. However, in the case of an action that impedes the rights of stockholders to vote for or remove directors, directors will only be given the advantage of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat.

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor.

The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. In a number of cases, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.

Limitation on Personal Liability of Directors and Officers. The NRS and the DGCL each permit corporations to adopt provisions in their charter documents that eliminate or limit the personal liability of directors to the corporation or their stockholders for monetary damages for breach of a director’s fiduciary duty, subject to the differences discussed below.

Both jurisdictions preclude liability limitation for acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds. Unlike the DGCL, however, the NRS does not expressly preclude a corporation from limiting liability for a director’s breach of the duty of loyalty or for any transaction from which a director derives an improper personal benefit. Alternatively, the NRS permits a corporation to renounce in its articles of incorporation any interest or expectancy to participate in specific or specified classes or categories of business opportunities. In addition, the NRS provision permitting limitation of liability applies to both directors and officers and expressly applies to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors as this limitation is provided by statute.

Finally, in Nevada, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, it must be proven that the directors’ or officers’ act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Thus, the NRS provides broader protection from personal liability for directors and officers than the DGCL.

Indemnification. The NRS and the DGCL each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity may also be indemnified if he or she is not liable for breach of his or her fiduciary duties. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.

In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it decides that indemnification is proper. Under the DGCL, the corporation through its stockholders, directors or independent legal counsel will determine that the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the NRS, the corporation through its stockholders, directors or independent counsel must only determine that the indemnification is proper.

Advancement of Expenses. Although the DGCL and NRS have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, the NRS provides broader indemnification in connection with stockholder derivative lawsuits, in particular with respect to advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or other proceeding.

The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement.

In contrast, under the NRS, the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

Action by Written Consent of Directors. Both the DGCL and NRS provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Stockholders. Both the DGCL and NRS provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. There is no equivalent requirement under the NRS.

The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its bylaws.

The Current Bylaws provide that any stockholders may act by written consent if such consent is signed by holders of not less than the minimum number of votes that would be required to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The New Bylaws contain a substantially similar provision.

Dividends and Distributions. Delaware law is more restrictive than Nevada law with respect to dividend payments. Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation.

The NRS provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or, (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders (the condition in this clause (ii), the “Balance Sheet Test”). Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances. The New Charter does not, however, eliminate the Company’s compliance with the Balance Sheet Test with respect to any distribution.

To date, the Company has not paid dividends on its shares of common stock. The payment of dividends following the consummation of the Reincorporation, if any, will be within the discretion of the board of directors of the Surviving Company. Our Board (which will be the board of directors of the Surviving Company immediately following the Reincorporation) does not anticipate that the Surviving Company will pay dividends in the foreseeable future.

Restrictions on Business Combinations. Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in NRS 78.411 to 78.444, inclusive, and Section 203 of the DGCL.

Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of the Company are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by at least two-thirds (66-2/3%) of the outstanding voting stock not owned by the interested stockholder.

In contrast, the NRS imposes a maximum moratorium of two years versus Delaware’s three-year moratorium on business combinations. However, NRS 78.411 to 78.444, inclusive, regulate combinations more stringently. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the two-year moratorium can be lifted only by advance approval by a corporation’s board of directors, as opposed to Delaware’s provision that allows interested stockholder combinations with stockholder approval at the time of such combination. Finally, after the two-year period, combinations remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or 60% of the outstanding voting power not beneficially owned by the interested party and its affiliates and associates or (ii) the interested stockholders satisfy certain fair value requirements. But note that these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder.

Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. The Company has not opted out of the business combination provisions of Section 203 of the DGCL. In the New Charter, the Surviving Company does not opt out of the business combination provisions of NRS 78.411 to 78.444, inclusive.

Acquisition of Controlling Interests. In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects the corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Delaware law does not have similar provisions.

Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and voting rights must be conferred by a majority of the disinterested stockholders as each threshold is reached and/or exceeded. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the control share statutes of the NRS apply only to a corporation that has 200 or more stockholders, at least 100 of whom are stockholders of record and residents of Nevada, and which does business directly or indirectly in Nevada. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.

Stockholder Vote for Mergers and Other Corporate Reorganizations. Under the DGCL, unless the certificate or articles of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling substantially all of its assets must authorize such merger or sale of assets by vote of an absolute majority of outstanding shares entitled to vote. The corporation’s board of directors must also approve such transaction.

Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by an absolute majority of outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. However, it is not entirely clear under Nevada law if stockholder authorization is required for the sale of less than all of the assets of a corporation. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of virtually all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is likely that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger. The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

The Current Charter does not require a higher percentage to vote to approve certain corporate transactions. The New Charter also does not specify a higher percentage.

Appraisal or Dissenter’s Rights. In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair market value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger or consolidation, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger or consolidation. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval.

The Current Charter and Current Bylaws do not provide for appraisal rights in addition to those provided by the DGCL. Therefore, because our common stock is listed on The NYSE American stock exchange, and holders of our common stock will receive in the Merger only shares of Surviving Company common stock, which will be listed on The NYSE American stock exchange, holders of our common stock will not be entitled to appraisal rights in the Merger with respect to their shares of our common stock.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of his or her shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required and the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, (iii) a plan of exchange in which the corporation is a party or (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

Holders of securities that are listed on a national securities exchange or traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20,000,000 are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise or (iii) the holders of the class or series of stock are required under the plan of merger or exchange to accept for the shares anything except cash, shares of stock as described in NRS 92A.390(3) or a combination thereof. The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. Like the Current Charter and Current Bylaws, the New Charter and New Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.

The mechanics and timing procedures vary somewhat between Delaware and Nevada but both require technical compliance with specific notice and payment protocols.

Special Meetings of the Stockholders. The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.

In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.

Under the Current Bylaws, a special meeting of stockholders may be called by the president of the Company, the Board of Directors, or by the record holders or holder of at least ten percent (10%) of all shares entitled to vote at the meeting. The New Bylaws contain a substantially similar provision.

Special Meetings Pursuant to Petition of Stockholders. The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the Special Meeting or, if there is no date designated, within 13 months after the last annual meeting.

Nevada law is more restrictive. Under the NRS, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Stockholder Special Meetings. Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies. Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.

Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Stockholder Inspection Rights. The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a stockholder.

Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation, and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation.

In addition, the NRS grants certain stockholders the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, these requirements do not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934.

Vote Required and Recommendation of Board

Proposal No. 2 requires the affirmative vote of a majority of the outstanding shares of common stock of the Company.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE REINCORPORATION OF THE COMPANY IN NEVADA AS DESCRIBED HEREIN.

PROPOSAL NO. 3
RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected the accounting firm of Plante & Moran, PLLC (“PM”) to serve as our independent registered public accounting firm for the 2021 fiscal year. We are asking our stockholders to ratify the selection of PM as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of PM to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice.

To the Company’s knowledge, a representative from PM is expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to questions.

Fees Billed

The following is a summary and description of fees for services provided by PM for the years ended December 31, 2020 and 2019.

	2020	2019
Audit fees (1)	$197,715	$161,000
Audit-related fees (2)	$27,923	—
Tax fees	$500	14,471
All other fees (3)	$0	36,636
Total	$226,138	$212,107

(1)

Audit Fees include professional services for the audit of our annual consolidated financial statements, reviews of the consolidated financial statements included in our Form 10-Q filings, audits of company provided employee benefit plans, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees comprise fees for professional services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements including review of the consolidated financial statements incurred in conjunction with registration statements.

(3)	All other fees include amounts billed for consultation provided to the Company.

Pre-Approval Policies and Procedures

The Charter of our Board of Directors’ Audit Committee provides that the Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent public accountants, and pre-approves all audit services and permissible non-audit services to be provided to the Company by the independent public accountants. The Audit Committee may, in its discretion, delegate the authority to pre-approve all audit services and permissible non-audit services to the Chair of the Audit Committee provided the Chair reports any delegated pre-approvals to the Audit Committee at the next meeting thereof. The Audit Committee has not, however, adopted any specific policies and procedures for the engagement of non-audit services.

The Audit Committee approved of PM performing our audit and all other consultation services provided for the 2020 and 2019 fiscal years as set forth in the table above.

Vote Required and Recommendation of Board

Proposal No. 3 requires the affirmative vote of a majority of the votes cast at the Meeting. If our stockholders fail to ratify the selection, it will be considered as a direction to the Board to consider the selection of a different firm. The Board considers PM to be well-qualified to serve as the independent auditor for the Company and PM has experience since 2010 in doing so. However, even if the selection is ratified, the Board, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ”FOR” THE RATIFICATION OF PM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2021 FISCAL YEAR.

PROPOSAL NO. 4

APPROVAL OF A PROPOSAL TO ADJOURN THE MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES FOR APPROVAL OF PROPOSAL NO. 2 (THE REINCORPORATION)

In the event that there are not sufficient votes to constitute a quorum or to approve the proposal to reincorporate in Nevada (Proposal No. 2) at the Meeting, such proposal could not be approved unless the Meeting was adjourned to a later date or dates in order to permit further solicitation of proxies. In order to allow proxies that have been received by us at the time of the Meeting to be voted for adjournment, you are being asked to consider a proposal to approve the adjournment of the Meeting, if necessary or appropriate, including to permit further solicitation of proxies if necessary to obtain additional votes in favor of Proposal No. 2. If there are sufficient votes to constitute a quorum and approve Proposal No. 2 at the Meeting, the chairman of the Meeting may determine that no action will be taken on this proposal to adjourn.

Vote Required and Recommendation of Board

Proposal No. 4 requires the affirmative vote of a majority of the votes cast at the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TO ADJOURN THE MEETING AS SET FORTH HEREIN.

CORPORATE GOVERNANCE

The Board is committed to sound and effective governance practices, which help us compete more effectively, sustain our success, and build long-term stockholder value. The Board reviews the Company’s governance policies and business strategies, and advises and counsels the executive officers who manage the Company.

Meetings of the Board and Committees; Attendance at the Annual Meeting

The Board held fourteen formal in-person or telephonic meetings during the fiscal year ended December 31, 2020 and acted by written consent four times during 2020. The incumbent directors each attended 100% of the board meetings held during 2020. In addition, regular communications were maintained throughout the year among all of the officers and directors of the Company.

Board members are encouraged to attend the annual stockholder meeting but are not required to attend. The Company last held an annual meeting of stockholders on June 26, 2020, and five Board members were in attendance, either in person or telephonically.

Committees of the Board

Audit Committee

The Board has established a standing Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act and then Section 803(B) of the NYSE American LLC Company Guide as modified for smaller reporting companies by Section 801(h) of the NYSE American LLC Company Guide. The Audit Committee was established to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements.

The members of our Audit Committee are Messrs. Herlin and Jolly. Mr. Herlin is chairman of the Audit Committee, each of whom meets the independence requirements under SEC Rule 10A-3(b)(1) and Section 802(a) of the NYSE American LLC Company Guide. The Board has determined that all current members of the Audit Committee are “financially literate” as interpreted by the Board in its business judgment. No members of the Audit Committee have been qualified as an audit committee financial expert, as defined in the applicable rules of the SEC, because the Board believes that the Company’s status as a smaller reporting company does not require expertise beyond financial literacy. The Audit Committee held four meetings during the year ended December 31, 2020.

The Audit Committee meets quarterly with our independent accountants and management to review the scope and results of the annual audit and to review our financial statements and related reporting matters prior to the submission of the financial statements to the Board. In addition, the Audit Committee meets with the independent auditors at least on a quarterly basis to review and discuss the annual audit or quarterly review of our financial statements.

We have adopted an Audit Committee Charter that deals with the establishment of the Audit Committee and sets out its duties and responsibilities. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis. The Audit Committee Charter is available on our Company website at http://www.enservco.com.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, with Enservco management. The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T and has received written disclosures from the independent auditor required by the applicable requirements of the PCAOB regarding the independent auditor’s independence. The Audit Committee has discussed the independent auditor’s independence with representatives of the Company’s independent auditor. Based on that review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included with the Company’s Form 10-K for the year ended December 31, 2020.

The Audit Committee
Robert Herlin, Chair
William A. Jolly

No Nominating Committee

Enservco has not established a nominating committee. Under Section 804(a) of the NYSE American LLC Company Guide, if there is no nominating committee, nominations must be made by a majority of the independent directors. In accordance with this rule, the independent members of the Board are responsible for identifying and nominating appropriate persons to become members of the Board, as necessary. In identifying Board candidates, it is the Company’s goal to identify persons who it believes have appropriate expertise and experience to contribute to the oversight of the Company, while also reviewing other appropriate factors. Enservco believes that this method of identifying, evaluating, and nominating members to join the Board is appropriate given Enservco’s status as a smaller reporting company for SEC purposes.

Enservco has adopted a nomination procedure in its Bylaws by which eligible stockholders may nominate a person to the Board. That procedure is as follows:

Enservco will consider all recommendations from any person (or group) who holds and has (or collectively if a group have) held more than 5% of Enservco’s voting securities for longer than one year. Any stockholder who desires to submit a nomination of a person to stand for election of directors at the next annual or special meeting of the stockholders at which directors are to be elected must submit a notification of the stockholder’s intention to make a nomination (“Notification”) to Enservco’s corporate secretary by the date mentioned in the most recent proxy statement or information statement under the heading “Proposal From Stockholders” as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e), Question 5, and in that notification must provide the following additional information to Enservco:

•

Name, address, telephone number and other methods by which Enservco can contact the stockholder submitting the Notification and the total number of shares beneficially owned by the stockholder (as the term “beneficial ownership” is defined in SEC Rule 13d-3);

•

If the stockholder owns shares of Enservco’s Common Stock other than on the records of Enservco, the stockholder must provide evidence that he or she owns such shares (which evidence may include a current statement from a brokerage house or other appropriate documentation);

•

Information from the stockholder regarding any intentions that he or she may have to attempt to make a change of control or to influence the direction of Enservco, and other information regarding the stockholder any other persons associated with the stockholder that would be required under Items 4 and 5 of SEC Schedule 14A were the stockholder or other persons associated with the stockholder making a solicitation subject to SEC Rule 14a-12(c);

•	Name, address, telephone number and other contact information of the proposed nominee; and

•	All information required by Item 7 of SEC Schedule 14A with respect to the proposed nominee, which shall be in a form reasonably acceptable to Enservco.

If Proposal No. 2 is approved and the Company consummates the Reincorporation, the New Bylaws will become the Company’s bylaws and the New Bylaws have substantially similar provisions as those set forth above with respect to stockholder proposals and nominations.

Compensation Committee

The Board has established a standing Compensation Committee. The Board has appointed Messrs. Jolly and Herlin to the Compensation Committee, each of whom the Board has determined is independent pursuant to the independence tests under the NYSE American Company LLC Guide. The Compensation Committee is charged with reviewing and approving the terms and structure of the compensation of the Company’s executive officers. The Compensation Committee held three meetings during the year ended December 31, 2020.

Pursuant to the NYSE American LLC Company Guide, the independent members of Enservco’s Board determine the compensation of our Chief Executive Officer. The Board believes that this is appropriate given that Enservco is a smaller reporting company and these compensation decisions are made by the independent directors. The process and procedures for establishing executive compensation are discussed in the “Executive Compensation” and “Compensation of Directors” sections located elsewhere in this Proxy Statement.

We have adopted a Compensation Committee Charter that provides for the establishment of the Compensation Committee and sets out its duties and responsibilities. The Compensation Committee reviews and reassesses the adequacy of the Compensation Committee Charter on an annual basis. The Compensation Committee Charter is available on our Company website at http://www.enservco.com.

Board Leadership Structure

The Board does not have an express policy regarding the separation of the roles of Chief Executive Officer and Board Chair as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has not designated a lead independent director. The roles of Chief Executive Officer and Chair are presently combined, and Richard A. Murphy serves as the Executive Chair of the Board and Chief Executive Officer.

Board’s Role and the Role of the Audit Committee in Risk Oversight

While management is charged with the day-to-day management of risks that Enservco faces, the Board and Audit Committee are responsible for oversight of risk management. The Board and the Audit Committee have responsibility for general oversight of risks facing the Company. Specifically, the Audit Committee reviews and assesses the adequacy of Enservco’s risk management policies and procedures with regard to identification of Enservco’s principal risks, both financial and non-financial, and review updates on these risks from our Chief Financial Officer and Chief Executive Officer. The Audit Committee also reviews and assess the adequacy of the implementation of appropriate systems to mitigate and manage the principal risks.

Director Independence

The Company utilizes the definition of “independent director” as it is set forth in Section 803A(2) of the NYSE American LLC Company Guide. Further, the Board considers all relevant facts and circumstances in its determination of independence of all members of the Board (including any relationships). Based on the foregoing criteria, Messrs. Herlin and Jolly are considered independent directors and have been confirmed as such by the Board.

Further information regarding enhanced independence standards applicable to directors who serve on the Company’s Audit Committee, and directors who participate in the determination of the compensation of our Chief Executive Officer, can be found in the Corporate Governance section elsewhere in this Proxy Statement, under the headings “Audit Committee” and “Compensation Committee.”

Board of Directors – Composition, Qualifications and Attributes; Board Diversity

The Company’s Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes, and skills, when taken together, will allow the Board to satisfy its oversight obligations effectively. The Company does not currently have a separate nominating (or similar) committee, and as further discussed above, given the Company’s small size, the Company does not yet believe such a committee is necessary. However, as the Company grows, it may consider establishing a separate nominating committee.

Under Section 804(a), the NYSE American LLC Company Guide, if there is no nominating committee, nominations must be made by a majority of the independent directors. In accordance with this rule, the independent members of the Board are responsible for identifying and appointing appropriate persons to become members of the Board, as necessary. In identifying Board candidates, it is the Company’s goal to identify persons who it believes have appropriate expertise and experience to contribute to the oversight of the Company, while also reviewing other appropriate factors. Enservco believes that this method of identifying, evaluating, and nominating members to join the Board is appropriate given Enservco’s status as a smaller reporting company.

The Board does not have a formal diversity policy. The Board considers candidates that will make the Board as a whole reflective of a range of talents, skills, diversity, and experience.

Related Party Transactions Policy and Procedures

The Board has adopted a written policy that establishes a framework for the review and approval or ratification of transactions between the Company and its related parties and/or their respective affiliated entities. We refer to this policy as our “Related Party Transactions Policy”. The Related Party Transactions Policy is available on our website at www.enservco.com.

Pursuant to this policy, “Related Parties” includes our executive officers and directors, any nominee for director, beneficial owners of 5% or greater of the Company’s voting securities, and the immediate family members any of the foregoing persons. An “Immediate Family Member” of a Related Party means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, or any person sharing a household with the Related Party, other than a tenant or employee.

A “Related Party Transaction” includes:

•	any transaction or relationship directly or indirectly involving a Related Party that would need to be disclosed under Item 404(a) of SEC Regulation S-K;
•	any material amendment or modification to an existing Related Party Transaction; and
•	any transaction deemed by the directors or the Company’s legal counsel to be a Related Party Transaction.

Under the Related Party Transactions Policy, Related Party Transactions are prohibited, unless approved or ratified by the disinterested directors of the Company. A Related Party Transaction entered into without pre-approval is not invalid, unenforceable, or in violation of the policy, provided that such transaction is brought to the disinterested directors as promptly as reasonably practical after it is entered into, and such transaction is ratified.

The Company’s executive officers, directors, and nominees for director are required to promptly notify the Board and the Company’s legal counsel of any proposed Related Party Transaction. The Company’s disinterested directors will review such transaction, considering all relevant facts and circumstances, including the commercial reasonableness of the terms, the benefit and perceived benefit (or lack thereof) to the Company, opportunity costs of alternate transactions, the materiality and character of the Related Party’s direct or indirect interest, and the actual or apparent conflict of interest of the Related Party. The disinterested directors may not approve or ratify a Related Party Transaction unless they have determined that upon consideration of all relevant information, the proposed Related Party Transaction is in, or not inconsistent with, the best interests of the Company and its stockholders.

The following sets forth information regarding transactions between the Company (and its subsidiaries) and its officers, directors, nominees, and significant stockholders since January 1, 2019 or otherwise outstanding as of the Record Date.

Transactions with Cross River Partners, L.P.

On November 11, 2019, Enservco and Cross River Partners, L.P. (“Cross River”), the Company’s largest shareholder, entered into an Amended and Restated Subordinated Loan Agreement that increased the principal of the Company’s subordinated debt held by Cross River by $500,000 from $2.0 million to $2.5 million and that provided Cross River with a five-year warrant, fully vested, to purchase 41,667 shares of the common stock at an exercise price of $3.00 per share. On August 13, 2020, the Company exchanged 50%, or $1.25 million, of the subordinated debt, as well as $265,000 in accrued interest, for 403,602 shares of Company common stock, which was approved by the Company’s independent directors. On February 3, 2021, the Company exchanged the remaining 50%, or $1.25 million, of the subordinated debt, as well as $62,000 in accrued interest, for 601,674 shares of Company common stock, which was based on the price of Company common stock at market close on the date of the conversion, which was approved by the Company’s independent directors. In addition, the Company awarded Cross River a warrant to purchase up to 150,418 additional shares of Company common stock in the future at an exercise price of $2.507 per share. The warrant for the 150,418 shares is exercisable from February 3, 2022 until February 3, 2026.

Delinquent Section 16 Reports

Section 16(a) of the Exchange Act requires Enservco’s directors and officers and any persons who own more than ten percent of Enservco’s equity securities, to file reports of ownership and changes in ownership with the SEC. All directors, officers and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports filed. Based solely on our review of the copies of Forms 3, 4 and any amendments thereto furnished to us during the fiscal year completed December 31, 2020, we believe that during the Company’s 2020 fiscal year all of our named executive officers, directors, and greater than ten percent stockholders filed the required reports on a timely basis under Section 16(a) of the Exchange Act.

Code of Business Conduct and Whistleblower Policy

On July 27, 2010, our Board adopted a Code of Business Conduct and Whistleblower Policy (the “Code of Conduct”) which the Board updated on May 29, 2013. The Code of Conduct applies to all of our officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. Our Code of Conduct establishes standards and guidelines to assist our directors, officers, and employees in complying with both the Company’s corporate policies and with the law and is posted at our website: www.enservco.com. Additionally, a copy of our Code of Conduct was filed as an exhibit to our Current Report on Form 8-K dated July 27, 2010 and the amended Code of Conduct was filed as an exhibit to a Current Report on Form 8-K dated May 29, 2013.

Insider Trading Policy

On June 22, 2016, our Board approved a new Insider Trading Policy. The Insider Trading Policy applies to all of our officers, directors, and employees. Our Insider Trading Policy is posted at our website: www.enservco.com. Additionally, a copy of our Insider Trading Policy was filed as an exhibit to our Current Report on Form 8-K dated June 22, 2016.

Policy on Trading Blackout Period

On August 16, 2013, our Board adopted the Company’s Policy on Trading Blackout Periods; Benefits Plans; and Section 16 Reporting (the “Blackout Policy”), which the Board amended on June 25, 2015. The Blackout Policy applies to all of our officers, directors, and employees. Our Blackout Policy is posted at our website www.enservco.com. In addition, a copy of Blackout Policy was filed as an exhibit to our Current Report on Form 8-K, dated June 25, 2015.

Communications with Directors

Stockholders and other interested parties may communicate with any of our independent directors, including committee chairs, by using the following address:

 Enservco Corporation

Board of Directors

c/o Corporate Secretary

14133 County Road 9 ½

Longmont, CO 80504

The Corporate Secretary of the Company reviews communications to the independent directors and forwards the communications to the independent directors as appropriate. All such communications should identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. Our Corporate Secretary will make copies of all such communications and circulate them to the appropriate director or directors. Communications involving substantive accounting or auditing matters will be immediately forwarded to the Chair of the Audit Committee. Communications that pertain to non-financial matters will be forwarded promptly to the appropriate committee. Certain items that are unrelated to the duties and responsibilities of the Board will not be forwarded, such as: business solicitation or advertisements; product related inquiries; junk mail or mass mailings; resumes or other job-related inquiries; spam and overly hostile, threatening, potentially illegal, or similarly unsuitable communications.

Employee, Officer and Director Hedging

Pursuant to the Company’s Insider Trading Policy, the Company’s directors, officers and employees are prohibited from engaging in short sales or other hedging transactions involving the Company’s securities. Transactions in certain derivatives of the Company’s securities may in some instances constitute a short sale. Section 16(c) of the Securities Exchange Act of 1934 prohibits officers and directors of the Company from engaging in short sales. Directors, officers and employees of the Company are also prohibited from keeping Company securities or derivatives thereof in a margin account and may not use either as collateral for a loan. The Company’s Code of Business Conduct and Ethics also advises that the Company’s Board has concluded that it is inappropriate for employees or members of the Board, or any designee of such persons, to purchase hedges in Company securities or derivatives thereof.

EXECUTIVE OFFICERS

The age, business experience, and current position of each person who currently serves as an executive officer of Enservco are as follows.

Richard A. Murphy, Age 52. Biographical information for Mr. Murphy is provided in the section “Proposal No. 1 – Election of Directors” elsewhere in this Proxy Statement.

Marjorie Hargrave, Age 57.  Ms. Hargrave became our Chief Financial Officer on July 24, 2019 and became the Company President on October 6, 2020. Ms. Hargrave previously provided consulting services to various companies in the areas of finance, administration, accounting, risk mitigation, human resources, and investor relations from 2016 to joining us in 2019. Prior to her consulting work, Ms. Hargrave served as Chief Financial Officer and Senior Vice President of Strategic Planning for CTAP, LLC, a privately held distributor of tubing and casing throughout the United States, from 2010 to 2016. Ms. Hargrave also served as Chief Financial Officer of High Sierra Energy, LP, a start-up energy company which focused on midstream acquisitions, from 2005 to 2009. Ms. Hargrave’s previous experience also includes management and associate roles with Black Hills Corporation, Xcel Energy, and Merrill Lynch & Co. Ms. Hargrave was recently appointed to the Board of Directors of Evolution Petroleum Corporation (NYSE: EPM). Ms. Hargrave earned a bachelor’s degree in economics from Boston University, and a master’s degree in economics from New York University.

EXECUTIVE COMPENSATION

On November 20, 2020, the Company amended its certificate of incorporation in order to give effect to a reverse stock split of its common stock, applicable to its issued and outstanding shares of common shares and shares of common treasury stock, at a ratio of one-for-fifteen (1:15). Share and per share information (amounts and prices) set forth in the description of executive compensation below for periods prior to November 20, 2020 have been adjusted to give retroactive effect to this reverse stock split.

The following table sets forth the cash and non-cash compensation for the fiscal years ended December 31, 2020 and 2019 earned by or awarded to (i) each individual who served as the Company’s principal executive officer at any time during fiscal 2020, (ii) the Company’s two most highly compensated executive officers who were serving as executive officers at the end of fiscal 2020 and who received compensation in excess of $100,000, and (iii) up to two additional individuals for whom disclosure would have been required under (ii) above but for the fact that the individual was not serving as an executive officers of the Company at the end of 2020. These individuals are referred to as our “named executives.”

Name and Principal Position	Fiscal Year	Salary		Bonus	Stock Awards (1)		Option Awards (1)	Non-Equity Incentive Plan Compensation	All Other Compensation (2)		Total
Ian E. Dickinson(3)	2020	$148,735		$100,000	$15,000	(3)	-	-	$24,854		$288,589
Former CEO and President	2019	$285,000		$142,500	$138,732	(3)	$71,679	-	$23,985		$661,896

Marjorie Hargrave(4)	2020	$237,327		-	-		-	-	$12,420		$249,747
President and CFO	2019	$92,462		-	$155,100		-	-	$4,643		$252,205

Richard A. Murphy(5)	2020	$1,677	(5)						$30,771	(5)	$32,694
Executive Chair and CEO	2019	-					-	-	-		-

(1)

Stock awards reflect the grant date fair of the stock awards and option awards determined in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 718. The assumptions and methodologies used in the calculations of these amounts are set forth in Note 10 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020. Under generally accepted accounting principles, compensation expense with respect to stock awards granted to our executive officers is generally recognized over the vesting periods applicable to the awards. The SEC disclosure rules require that we present stock award amounts in the applicable row of the table above using the entire grant date fair value of the awards granted during the corresponding year (regardless of the period over which the awards are scheduled to vest).

(2)	Represents: (i) health, life, dental and vision insurance premiums; and (ii) matching contributions to the Company’s 401(k) plan incurred on behalf of Mr. Dickinson and Ms. Hargrave.
(3)

Mr. Dickinson resigned on May 29, 2020. In connection with Mr. Dickinson’s severance agreement dated May 29, 2020, Mr. Dickinson was granted 6,667 shares of unrestricted stock which was valued on May 29, 2020 at $2.25 per share. Additionally, Mr. Dickinson held options to purchase 80,000 shares of the Company’s common stock which, under the terms of his severance agreement, were exercisable until November 29, 2020. These options were not exercised and expired

(4)	Ms. Hargrave was appointed our Chief Financial Officer on July 24, 2019 and was promoted to the dual role of Chief Financial Officer and President on October 3, 2020.
(5)

On May 29, 2020 Richard A. Murphy, the Chair of the Board of Enservco, became the Executive Chair of the Company. He received 1099 Compensation of $30,771 in 2020 and $1,677 as a W-2 employee totaling $32,694.

Narrative Disclosure to Summary Compensation Table

Compensation Committee. The Board established the Compensation Committee in November 2017. The Board has appointed Messrs. Jolly and Herlin to the Compensation Committee, each of whom the Board has determined is independent pursuant to the independence tests under the NYSE American Company Guide. The Compensation Committee reviews and approves the terms and structure of the compensation of the Company’s executive officers.

The Company considers various factors when evaluating and determining the compensation terms and structure of its executive officers, including the following:

1.	The executive’s leadership and operational performance and potential to enhance long-term value to the Company’s stockholders;

2.	The Company’s financial resources, results of operations, and financial projections;

3.	Performance compared to the financial, operational, and strategic goals established for the Company;

4.	The nature, scope, and level of the executive’s responsibilities;

5.	Competitive market compensation paid by other companies for similar positions, experience, and performance levels; and

6.	The executive’s current salary, the appropriate balance between incentives for long-term and short-term performance.

Company management is responsible for reviewing the base salary, annual bonus and long-term compensation levels for other Company employees, and the Company expects this practice to continue going forward. The entire Board remains responsible for significant changes to, or adoption, of new employee benefit plans.

The Company believes that the compensation environment for qualified professionals in the industry in which we operate is competitive. In order to compete in this environment, the compensation of our executive officers is primarily comprised of the following four components:

■ Base salary;

■ Annual short-term incentive plan compensation (cash bonus awards);

■ Long-term incentive compensation (equity awards); and

■ Other employment benefits.

Base Salary

Base salary, paid in cash, is the first element of compensation to our officers. In determining base salaries for our key executive officers, the Company aims to set base salaries at a level we believe enables us to hire and retain individuals in a competitive environment and to reward individual performance and contribution to our overall business goals. The Board believes that base salary should be relatively stable over time, providing the executive a dependable, minimum level of compensation, which is approximately equivalent to compensation that may be paid by competitors for persons of similar abilities. The Board believes that base salaries for our executive officers are appropriate for persons serving as executive officers of public companies similar in size and complexity similar to the Company.

The Company’s named executive officers have received base salaries in accordance with the terms of their respective employment agreements (which are described below).

Cash Bonuses

Historically, discretionary cash bonuses were another element of our compensation plan. These discretionary cash bonuses provided executive officers and other employees with the potential to receive a portion of their annual cash compensation as a cash bonus in order to encourage performance to achieve key corporate objectives and to be competitive from a total remuneration standpoint. We did not establish a set formula for determining or awarding discretionary cash bonuses to our other executives or employees. In determining whether to award bonuses and the amount of any bonuses, we have taken and expect to continue to take into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations, and the total compensation package, as well as the Company’s overall performance including cash flow and other operational factors.

In 2018, we adopted the 2018 Short Term Incentive Plan (“2018 STIP”) in order to motivate and reward our named executive officers for meeting or exceeding corporate performance goals. Under the 2018 STIP, the Compensation Committee set target opportunities of 100% of base salary for our CEO, and 70% of base salary for our CFO and COO. The Compensation Committee also determined that 60% of the total cash incentive bonus for each named executive officer should be based on the Company’s attainment of a threshold ratio of EBITDA to debt, 20% should be based on the Company’s achievement of certain safety goals, and 20% should be discretionary at the discretion of the Compensation Committee, in each case subject to the Compensation Committee’s further adjustment in order to realign with corporate goals.

Equity-Based Compensation

Each of the Company’s executive officers are eligible to be granted awards under the Company’s equity compensation plans. The Company believes that equity-based compensation helps align management and executives’ interests with the interests of our stockholders. Our equity incentives are also intended to reward the attainment of long-term corporate objectives by our executives. We also believe that grants of equity-based compensation are necessary to enable us to be competitive from a total remuneration standpoint. At the present time, we have one active equity incentive plan for our management and employees, the 2016 Stock Incentive Plan (the “2016 Plan”), and one dormant equity incentive plan for our management and employees, the 2010 Stock Incentive Plan (the “2010 Plan”), pursuant to which there are still outstanding awards.

Historically, in determining whether to grant awards and the amount of any awards, the Company took into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations, and the total compensation package. In 2018, the Company adopted the Long-Term Incentive Plan (“LTIP”), which is intended to balance the short-term orientation of other compensation elements, further align management and shareholder interests, focus named executive officers on achievement of long-term results, and retain executive talent. The Company’s named executive officers and senior managers have been eligible to receive awards under the LTIP. All awards granted under the LTIP have been made pursuant to the 2016 Plan. Awards granted during 2019 under the LTIP contain the following terms: (i) 60% shall vest upon the Common Stock achieving a 90-day moving average price of at least $27.75 per share and (ii) 40% shall vest upon the Company achieving a ratio of trailing twelve-month debt to EBITDA ratio of 1.50 to 1.0. No awards were granted during 2020 under the LTIP.

The Company has granted equity-based compensation to named executive officers as described below under the captions “Employment Agreements” and “Grants and Forfeitures of Equity Awards,” and as reflected in the table entitled “Outstanding Equity Awards at Fiscal Year-End.”

Grants and Forfeitures of Equity Awards

On June 14, 2018 and June 19, 2019, the Company’s Compensation Committee granted Mr. Dickinson 15,000 and 38,000 shares of restricted stock, respectively. In connection with Mr. Dickinson’s severance agreement dated May 29, 2020, Mr. Dickinson was granted 6,667 shares of unrestricted stock and the 53,000 shares of restricted stock previously granted to him were converted to unrestricted. Both were granted at $0.15 totaling $119,250 of compensation.

In conjunction with her employment agreement, on July 23, 2019 Ms. Hargrave was granted 22,000 shares of restricted stock.

Other Compensation/Benefits

Another element of the overall compensation is through providing our executive officers various employment benefits, such as the payment of health and life insurance premiums on behalf of the executive officers. Our executive officers are also eligible to participate in our 401(k) plan on the same basis as other employees and the Company historically has made matching contributions to the 401(k) plan, including for the benefit of our executive officers. In April 2020, the Company ceased all matching to all employees including officers of its 401k plan.

Discretionary Bonuses

As indicated above, during 2019, the Board did not award any discretionary bonuses to the named executive officers. Other than the $100,000 discretionary bonus granted to Ian E. Dickinson, no 2020 discretionary bonuses have been awarded to the named executive officers.

Employment Agreements

Richard A. Murphy – Mr. Murphy is the Company’s Executive Chair and CEO. He does not have a written employment agreement with the Company, but he does receive a base salary as well as standard benefits. On February 12, 2021, the Company’s Compensation Committee approved an increase in Mr. Murphy’s salary from $50,000 per year to $175,000 per year, effective immediately given his duties as the Company’s principle executive officer. In light of the cash compensation increase, the parties agreed that Mr. Murphy’s cash compensation specifically for Board service would be discontinued. The Committee will also consider Mr. Murphy for cash and stock discretionary bonuses dependent upon the Company’s results in 2021.

Marjorie Hargrave – Ms. Hargrave is the President and Chief Financial Officer of the Company. Ms. Hargrave’s employment with the Company is governed by an employment agreement dated July 24, 2019 (the “Hargrave Employment Agreement”). The Hargrave Employment Agreement provided for an initial term of one year and renews for additional one-year terms unless the Company provides Ms. Hargrave with a notice of non-renewal at least 60 days prior to the then-current term. Pursuant to the Hargrave Employment Agreement, Ms. Hargrave received an annual base salary of $230,000 through December 31, 2020. Effective January 1, 2021, Ms. Hargrave’s annual base salary was increased to $250,000. In addition, Ms. Hargrave is eligible each year to receive a discretionary bonus in addition to her base salary, which will be awarded in such amounts as the Board will determine, and is eligible to receive long-term equity incentive awards. In connection with entering into the Hargrave Employment Agreement, on July 24, 2019, Ms. Hargrave was granted 22,000 restricted shares of common stock (the “Restricted Shares”), half of which are time-vested, and half of which are performance-vested. The time-vested Restricted Shares vest in one-third installments on each of January 23, 2020, January 23, 2021, and January 23, 2022, provided that Ms. Hargrave continues to be employed by the Company on those dates. The performance-vested Restricted Shares are subject to two performance metrics: (i) 6,600 Restricted Shares will vest upon the Company achieving a 90-day moving average stock price of at least $27.75 per common share, adjusted for stock splits, and (ii) 4,400 Restricted Shares will vest upon the Company achieving a ratio of Trailing Twelve-Month EBITDA to Consolidated Debt of 1.0 to 1.5, in each case subject to Ms. Hargrave’s continued employment with the Company.

Under the Hargrave Employment Agreement, if the Company terminates Ms. Hargrave’s employment without cause, or Ms. Hargrave’s employment is terminated as a result of her disability or death, Ms. Hargrave will be entitled to receive severance compensation in an amount equal to six months of her then current base salary, plus bonus severance equal to the greater of her most recent discretionary bonus or three months of her then current base salary, each to be paid in a lump sum with five business days following termination. In addition, Ms. Hargrave will be entitled to receive the same or similar health care benefits as provided to her at the time of termination for six months from the date of termination, and all non-vested equity awards held by Ms. Hargrave will immediately vest and any stock options which are the subject of such awards will be exercisable for a period of three months following such termination in accordance with the applicable Company equity incentive plan under which such options were granted.

Upon a change of control event, as defined in the Hargrave Employment Agreement, all non-vested equity awards held by Ms. Hargrave will immediately vest and any stock options which are the subject of such awards will be exercisable for the longer of three months following the change of control event or the period set forth for the exercise of any such stock options held by any employee in the agreement accomplishing the change of control event. If, within twelve months following a change of control event, Ms. Hargrave’s employment is terminated by the Company or she resigns after receiving notice that the Hargrave employment Agreement will not be renewed, Ms. Hargrave will be entitled to receive six months of her then current base salary, plus 100% of the target amount of any discretionary bonus that she is eligible to earn in the year of termination, to be paid a lump sum within five days following the date of termination, and she will be entitled to six months of continued health care benefits.

The Hargrave Employment Agreement also contains other standard provisions contained in agreements of this nature, including confidentiality and non-competition provisions.

Ian E. Dickinson – Mr. Dickinson was formerly the Chief Executive Officer and President of the Company until his resignation on May 29, 2020. Mr. Dickinson’s employment with the Company was governed by an employment agreement effective May 9, 2017 (the “Dickinson Employment Agreement”). Pursuant to the Dickinson Employment Agreement, Mr. Dickinson received an annual base salary of $285,000 and was eligible each year to receive a discretionary bonus in addition to his base salary. Mr. Dickinson was also granted stock options to purchase 80,000 shares of the Company’s common stock. The exercise price of the stock options was $4.50 per share. The stock options vested in three installments, on May 9, 2017, May 9, 2018 and May 9, 2019. The Dickinson Employment Agreement provided for severance compensation if Mr. Dickinson was terminated without cause or upon a change of control. The Dickinson Employment Agreement also contained other standard provisions contained in agreements of this nature, including confidentiality and non-competition provisions as well as eligibility for discretionary bonuses and long-term incentive awards.

In connection with his resignation, the Company entered into an Executive Severance Agreement with Mr. Dickinson (the “Severance Agreement”) effective May 29, 2020 (the “Separation Date”), which provided Mr. Dickinson with certain modified severance compensation and benefits in lieu of and in settlement of the compensation and benefits contemplated by the Dickinson Employment Agreement. Pursuant to the terms of the Severance Agreement, (i) Mr. Dickinson’s vested options representing 80,000 shares of the Company’s common stock remained exercisable for 180 days following the Separation Date, (ii) all unvested shares under Mr. Dickinson’s restricted stock award agreements vested in full on the Separation Date (a portion of which were forfeited to pay withholding tax), (iii) Mr. Dickinson was awarded 6,667 shares of restricted stock under the Company’s incentive plan that vested 100% on the Separation Date (a portion of which were forfeited to pay withholding tax), (iv) Mr. Dickinson was paid $100,000 (less applicable employment tax withholding) as a severance payment, and (v) the Company agreed to provide Mr. Dickinson with the same or similar health care benefits as provided to Mr. Dickinson as of the Separate Date for twelve months following the Separation Date. The Severance Agreement contains other standard provisions contained in agreements of this nature including restrictive covenants concerning confidentiality, non-competition, non-solicitation and non-disparagement, and a general release of claims Mr. Dickinson may have against the Company, its directors, officers and associated persons.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards for each named executive officer at December 31, 2020.

			Equity Incentive Plan	Equity Incentive Plan
	Number of Shares	Market Value of	Awards: Number of	Awards: Market or Payout
	or Units	Shares or Units	Unearned Shares, Units or	Value of Unearned Shares
	of Stock That	of Stock That	Other Rights That	Units or Other Rights
Name	Have Not Vested	Have Not Vested	Have Not Vested	That Have Not Vested
Marjorie Hargrave	18,334 (1)	$34,285 (2)	-	-

(1)	Represents restricted stock awards issued effective July 24, 2019 that vest ratably over a three-year period on January 23, 2020, 2021, and 2022.
(2)	Market value calculations based on the Company’s closing stock price of $1.87 on December 31, 2020, the last trading day during the year ended December 31, 2020.

COMPENSATION OF DIRECTORS

For Board service during 2020, each member of the Board earned a quarterly director fee of $5,000. Directors who are members of the Board’s Audit Committee earned an additional fee of $1,000 per quarter. As chair of the Audit Committee, Mr. Herlin earned an additional fee of $3,000 per quarter. As chair of the compensation committee, Mr. Jolly earned an additional $3,000 per quarter. As Chair of the Board, Mr. Murphy earned an extra $4,000 per quarter. All Board fees were paid in shares of our common stock in January 2021, the number of which was calculated using the closing price of our common stock on December 31, 2020.

The table below reflects compensation earned by the non-employee members of the Board during the year ended December 31, 2020:

	Fees
	Earned	Stock	All Other
	Paid in	Awards	Compensation
Director	Common Stock	($) (1)(2)	Awards	Total

Christopher D. Haymons (3)	$-	$21,000	$-	$21,000

Keith J. Behrens (4)	$-	$21,000	$-	$21,000

Richard A. Murphy	$-	$44,000	$-	$44,000

William A. Jolly	$-	$44,000	$-	$44,000

Robert S. Herlin	$-	$44,000	$-	$44,000

(1)

For the full year ended 2020, all Board fees earned were paid in common stock of the Company. The number of shares issued to directors was calculated using the closing price on December 31, 2020, which was$1.87. Messrs. Haymons and Behrens each received 11,230 shares for their services for the 2020 year. Messrs. Murphy, Jolly and Herlin each received 23,529 shares for their services for the 2020 year.

(2)

Amounts represent the grant date fair value of stock awards and options awards granted to the directors based on provisions of ASC 718-10, Stock Compensation. See Note 10 to the consolidated financial statements included in Part III, Item 8 of the Annual Report on Form 10-K for the year ended December 31, 2019, which was filed on March 20, 2020, for discussion regarding assumptions used to calculate fair value under the Black-Scholes–Merton valuation model.

(3)	Mr. Haymons resigned from the Board on October 3, 2020.
(4)	Mr. Behrens resigned from the Board on October 3, 2020.

The Company amended its Board compensation policy effective January 1, 2021. Under the new policy, each member of the Board will be entitled to receive a $5,000 quarterly director fee. In addition, the Chair of the Board and the Chair of each Board committee will receive a $2,500 quarterly fee, and each director will receive a $1,000 attendance fee for each special board meeting and committee meeting which he/she attends. The foregoing director fees will be paid in cash. Additionally, on January 1 of each year, the Company will grant each Board member a number of shares of restricted stock of the Company having a value equal to $30,000, calculated based on the closing price of the Company’s common stock on the business day prior to the grant date. Such restricted stock will vest upon the earliest of the one-year anniversary of the grant date, or the date of the first annual meeting following the grant date, or the date on which a director resigns following a change in control of the Company.

ANNUAL REPORT ON FORM 10-K AND ADDITIONAL INFORMATION

Annual Report

Available with this Proxy Statement (and available on the Internet as stated above) is the Company’s 2020 Annual Report on Form 10-K for the year ended December 31, 2020.

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s annual report on Form 10-K for the year ended December 31, 2020, and any reports prior to or subsequent to that date.

These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained at the Securities and Exchange Commission at 100 F Street NW, Washington, D.C. 20549.

The Company’s filings with the SEC are also available to the public from the SEC’s website, http://www.sec.gov and at the Company’s website, http://www.enservco.com. Our Annual Report on Form 10-K for the year ended December 31, 2020, and other reports filed under the Securities Exchange Act of 1934, are also available to any stockholder at no cost upon request to: Corporate Secretary, Enservco Corporation, 14133 County Road 9 ½, Longmont, CO 80504 Phone: (866) 998-8731; Phone: (866) 998-8731.

OTHER MATTERS

Management and the Board of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the stockholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Proxy Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the Proxy Statement was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Proxy Statement, to the Company at Corporate Secretary, Enservco Corporation, 14133 County Road 9 ½, Longmont, CO 80504 Phone: (866) 998-8731.

If multiple stockholders sharing an address have received one copy of this Proxy Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s Corporate Secretary in the same manner as described above. Additionally, if current stockholders with a shared address received multiple copies of this Proxy Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s Corporate Secretary in the same manner.

2022 ANNUAL MEETING OF STOCKHOLDERS

Enservco Corporation anticipates its next annual meeting of stockholders will be held in June of 2022. Under SEC Rule 14a-8, if a stockholder wants us to include a proposal in our proxy statement for presentation at our 2022 annual meeting of stockholders, the proposal must be received by us by January 14, 2022. If the date of our 2022 annual meeting of stockholders is more than 30 days from the anniversary date of our 2021 annual meeting of stockholders, stockholders who wish to submit proposals for the 2022 annual meeting of stockholders must submit such proposals a reasonable amount of time before we print and mail our proxy materials for the 2022 annual meeting of stockholders. All proposals should be addressed to Enservco Corporation, Attention: Corporate Secretary, 14133 County Road 9 ½, Longmont, CO 80504. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the meeting materials in accordance with applicable law. Due to the complexity of the respective rights of the stockholders and us in this area, any stockholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. We suggest that stockholders submit proposals by certified mail, return receipt requested.

As discussed under the heading “Committees of the Board – No Nominating Committee” elsewhere in this proxy statement, the Company’s current Bylaws set forth timing and other requirements for stockholders’ to nominate a person to stand for election of directors at the next annual meeting or special meeting of the stockholders at which directors are to be elected, including specific information that must be included with such nomination.

If Proposal No. 2 is approved by the Company’s stockholders at this year’s Meeting and the Company consummates the Reincorporation, the New Bylaws attached hereto as Appendix C will govern future meetings of the Company’s stockholders. Under the New Bylaws, a stockholder’s notice with respect to any nominations or any other business to be brought before an annual meeting will be considered timely if it is delivered at our executive offices (sent c/o Secretary) not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Assuming that our 2022 Annual Meeting is held on schedule, under the New Bylaws, a stockholder’s notice with respect to any nominations or any other business to be brought before the meeting would be considered timely if it is delivered at our executive offices (sent c/o Secretary) not earlier than the close of business on February 25, 2022 and not later than the close of business on March 27, 2022.

Stockholders should also note that SEC Rule 14a-4 governs our use of our discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in our proxy statement. Rule 14a-4 provides that if a proponent of a proposal fails to notify us at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, management proxyholders will be allowed to use their discretionary voting authority as to whether the proposal is raised at the annual meeting, without any discussion of the matter. If a stockholder wishes to bring a matter before the stockholders at the 2022 annual meeting of stockholders but does not notify us before March 30, 2022 (or a reasonable time before we begin to distribute the proxy materials for the 2022 annual meeting of stockholders if the date of the 2022 annual meeting of stockholders is changed by more than 30 days from the one-year anniversary of this year’s annual meeting), for all proxies we receive, the management proxyholders will have discretionary authority to vote on the matter, including discretionary authority to vote in opposition to the stockholder’s proposal.

BY ORDER OF THE BOARD OF DIRECTORS:

Enservco Corporation

Richard A. Murphy, Executive Chair of the Board of Directors

Notice of Internet Availability of Proxy Materials, with Proxy Cards

ENSERVCO VOTE

Online

Go to www.investorvote.com/ENSV or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 1:00 am, (CST), on June 25, 2021.

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the Enservco Corporation Shareholder Meeting to be Held on June 25, 2021

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice ofAnnual Meeting and Proxy Statement and 2020 Annual Report on Form 10-K are available at http://www.edocumentview.com/ENSV

www.investorvote.com/ENSV

Easy Online Access — View your proxy materials and vote.

Step 1: Go to www.investorvote.com/ENSV.
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 15, 2021 to facilitate timely delivery.

03G46D

Shareholder Meeting Notice

Enservco Corporation's Annual Meeting of Shareholders will be held on June 25, 2021 at the Company's headquarters, 14133 County Road 9 1/2, Longmont, CO 80504, at 2:00 p.m. Mountain Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations. The

Board of Directors recommend a vote FOR all the nominees listed and FOR each of Proposal Nos. 2, 3 and 4.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials toreceive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

Internet – Go to www.investorvote.com/ENSV.

Phone – Call us free of charge at 1-866-641-

4276.

Email – Send an email to investorvote@computershare.com with "Proxy Materials Enservco Corporation" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by June 15, 2021.

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00 am, (CST), on June 25, 2021

Online
Go to www.investorvote.com/ENSV or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) withinthe USA, US territories and Canada

Save paper, time and money!
Sign up for electronic delivery at www.investorvote.com/ENSV

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

2021 Annual Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR each of Proposal Nos. 2, 3 and 4.

1. Election of Directors:

	For	Withhold
01- Richard A. Murphy	☐	☐
02 - Robert S. Herlin	☐	☐
03 - William A. Jolly	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

03G44D

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: www.edocumentview.com/ENSV

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/ENSV

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

ENSERVCO Corporation

Notice of 2021 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — June 25, 2021

Richard A. Murphy, Executive Chair of the Board and CEO, and Marjorie Hargrave, President and CFO, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Enservco Corporation to be held on June 25, 2021, or at any postponement or adjournment thereof.

When properly executed, shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote in accordance with the Board of Directors' recommendations.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

APPENDIX A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”), dated as of [●], 2021, is entered into by and between Enservco Corporation, a Delaware corporation (the “Company”), and ENSV Merger Company Inc., a Nevada corporation and a wholly owned subsidiary of the Company (“NewCo”).

RECITALS

WHEREAS, the Company, whose shares of common stock are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), desires to reincorporate as a Nevada corporation and has formed NewCo in order to effectuate the reincorporation; and

WHEREAS, the board of directors of each of the Company and NewCo deems it advisable, fair to and in the best interests of such corporations and their respective stockholders that the Company be merged with and into NewCo, upon the terms and subject to the conditions herein stated, and that NewCo be the surviving corporation (collectively, the “Reincorporation Merger”).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the agreements of the parties hereto contained herein, intending to be legally bound, the parties hereto agree as follows:

ARTICLE I
THE REINCORPORATION MERGER; EFFECTIVE TIME

Section 1.1.    The Reincorporation Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into NewCo whereupon the separate existence of the Company shall cease. NewCo shall be the surviving corporation (the “Surviving Corporation”) in the Reincorporation Merger and shall continue to be a corporation formed under the laws of the State of Nevada. The Reincorporation Merger shall have the effects specified in the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and the Nevada Revised Statutes, as amended (the “NRS”), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

Section 1.2.    Effective Time. Unless this Agreement is terminated or abandoned in accordance with its terms, as soon as practicable following the satisfaction of the conditions set forth in Article V in accordance with the terms of this Agreement, the Company and NewCo shall cause Articles of Merger to be executed and filed with the Office of the Secretary of State of Nevada (the “Nevada Articles of Merger”) and a Certificate of Merger to be executed and filed with the Office of the Secretary of State of Delaware (the “Delaware Certificate of Merger”). The Reincorporation Merger shall become effective upon the date and time specified in the Nevada Articles of Merger and the Delaware Certificate of Merger (the “Effective Time”).

ARTICLE II
ARTICLES AND BYLAWS OF THE SURVIVING CORPORATION

Section 2.1.    The Articles of Incorporation. The articles of incorporation of NewCo in effect at the Effective Time shall be amended and restated as set forth on Exhibit A hereto, including to change the name of the Surviving Corporation to “Enservco Corporation”, and such amended and restated articles shall be the articles of incorporation of the Surviving Corporation (such articles of incorporation, as so amended and restated, the “Articles of Incorporation”), until thereafter amended in accordance with the provisions provided therein or applicable law.

1

Section 2.2.    The Bylaws. Subject to the provisions of applicable law, the bylaws of the Surviving Corporation in effect at the Effective Time shall be amended and restated as set forth on Exhibit B hereto, and such bylaws shall be the bylaws of the Surviving Corporation (such bylaws, as so amended and restated, the “Bylaws”), until thereafter amended in accordance with the provisions provided therein or applicable law.

ARTICLE III
OFFICERS, DIRECTORS, COMMITTEES, AND CORPORATE POLICIES OF THE SURVIVING CORPORATION

Section 3.1.    Officers. The officers of the Company at the Effective Time shall, from and after the Effective Time, become the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and the Bylaws.

Section 3.2.    Directors. The board of directors of the Surviving Corporation effective as of, and immediately following, the Effective Time shall consist of all of the directors of the Company immediately prior to the Effective Time, each to serve in such capacity until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and the Bylaws.

Section 3.3.    Committees. Each committee of the board of directors of the Company existing immediately prior to the Effective time shall, effective as of, and immediately following, the Effective Time, become a committee of the board of directors of the Surviving Corporation, consisting of the members of such committee of the Company immediately prior to the Effective Time and governed by the charter of such committee of the Company in existence immediately prior to the Effective Time, which charter shall, at the Effective Time, become the charter of such committee of the Surviving Corporation except that the governing law thereof shall be, from and after the Effective Time, the law of Nevada. Each member of a committee of the board of directors of the Surviving Corporation shall serve in such capacity until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the applicable committee charter and the Bylaws.

Section 3.4.    Corporate Policies. The corporate policies of the Surviving Corporation, including, without limitation, its code of business conduct, corporate governance guidelines, conflict policies and director independence guidelines, effective as of, and immediately following, the Effective Time shall consist of the corporate policies, including, without limitation, the code of business conduct, corporate governance guidelines, conflict policies and director independence guidelines, of the Company immediately prior to the Effective Time.

ARTICLE IV
EFFECT OF THE MERGER ON CAPITAL STOCK; CERTIFICATES

Section 4.1.    Effect of Merger on Capital Stock. At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, NewCo or the stockholders of the Company:

(a)    Each share of common stock, par value $0.005, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action by NewCo, the Company or the stockholders of the Company) into one fully paid and non-assessable share of common stock, par value $0.005, of the Surviving Corporation (“Surviving Corporation Common Stock”), and all shares of Company Common Stock shall be canceled and retired and shall cease to exist.

2

(b)    With respect to the number of shares of Company Common Stock reserved for issuance under the Company’s equity compensation plans (including all amendments or modifications, collectively, the “Plans”), an equal number of shares of Surviving Corporation Common Stock shall be so reserved. The Surviving Corporation shall assume the sponsorship of the Plans, the rights and obligations of the Company thereunder, and the rights and obligations of the Company under all award agreements evidencing any award issued under any Plan or any inducement award with respect to Company Common Stock (including all amendments and modifications, collectively, the “Award Agreements”), in each case in accordance with the terms thereof and applicable law. Each equity-based award with respect to Company Common Stock issued and outstanding immediately prior to the Effective Time that was granted pursuant to the Plans and the Award Agreements (an “Equity Award”) shall be converted into a corresponding equity-based award with respect to the number of shares of Surviving Corporation Common Stock equal to the number of shares of Company Common Stock underlying such Equity Award at the Effective Time, in accordance with the terms of the applicable Plan and Award Agreement. Such converted equity-based award shall be subject to the same terms and conditions applicable to the corresponding Equity Award prior to the conversion, including any vesting and forfeiture conditions. Further, none of the execution of this Agreement, the Reincorporation Merger or other transaction contemplated herein is intended, or shall be deemed, to constitute a “Change in Control” (or term of similar import) under any Plan, Award Agreement, employment agreement or other employee benefit plan of the Company or its affiliates. Each share of common stock, par value $0.005, of NewCo registered in the name of the Company shall be reacquired by the Surviving Corporation and canceled and retired, and shall resume the status of authorized and unissued Surviving Corporation Common Stock. No shares of Surviving Corporation Common Stock or other securities of the Surviving Corporation shall be issued in respect thereof.

Section 4.2.    Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Company Common Stock, or options, warrants or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent a number of shares of Surviving Corporation Common Stock equal to the number of shares of Company Common Stock represented thereby or that were acquirable pursuant to such options, warrants or other securities of the Surviving Corporation, as the case may be, into which the shares of Company Common Stock, or options, warrants or other securities of the Company represented by such certificates shall have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Surviving Corporation Common Stock or options, warrants or other securities of the Surviving Corporation, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE V
CONDITIONS

Section 5.1.    Conditions to the Obligations of Each Party. The respective obligation of each party hereto to effectuate the Reincorporation Merger is subject to satisfaction of the following conditions:

(a)    the holders of a majority of the outstanding shares of Company Common Stock shall have adopted this Agreement in accordance with applicable law and the certificate of incorporation and bylaws of the Company prior to the Effective Time; and

(b)    any and all consents, approvals, authorizations or permits, filings or notifications deemed in the sole discretion of the Company to be material to the consummation of the Reincorporation Merger (“Required Consents”) shall have been obtained and shall be in full force and effect, including, without limitation, (i) consents, registrations, approvals, findings of suitability, licenses, declarations, notifications or filings required to be made, given or obtained under applicable law, rules and regulations in connection with this Agreement or the consummation of the Reincorporation Merger, and (ii) supplements, agreements, amendments, conveyances, instruments, consents, approvals, authorizations and other documents to be executed and/or delivered by the Company in connection with any agreements the Company or its affiliates have entered for the provision of debt financing; provided, however, that either of the parties hereto may waive this condition (b), in its sole discretion to the extent permitted by law, with respect to any and all Required Consents.

3

ARTICLE VI
TERMINATION

Section 6.1.    Termination. This Agreement may be terminated and the Reincorporation Merger may be abandoned at any time prior to the Effective Time, whether before or after the adoption of this Agreement by the holders of Company Common Stock referred to in Section 5.1, if the board of directors of the Company determines for any reason that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its stockholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or NewCo, or any of their respective stockholders, directors or officers.

ARTICLE VII
MISCELLANEOUS AND GENERAL

Section 7.1.    Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the adoption of this Agreement by the holders of Company Common Stock shall not (a) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares of the Company, (b) alter or change any provision of the Articles of Incorporation or the bylaws of the Surviving Corporation that will become effective immediately following the Reincorporation Merger other than as provided herein or (c) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of capital stock of either of the parties hereto.

Section 7.2.    Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

Section 7.3.    Governing Law. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Nevada, without regard to the conflicts of law principles thereof to the extent that such principles would direct a matter to another jurisdiction.

Section 7.4.    Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

Section 7.5.    No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 7.6.    Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 7.7.    Headings. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

[Signature page follows]

4

THE COMPANY:

ENSERVCO CORPORATION, a Delaware corporation

By:
Name:
Its:

NEWCO:

ENSV MERGER COMPANY INC., a Nevada corporation

By:
Name:
Its:

Signature Page to Agreement and Plan of Merger

EXHIBIT A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

THE SURVIVING CORPORATION

(see attached)

A-1

EXHIBIT B

AMENDED AND RESTATED BYLAWS

OF

THE SURVIVING CORPORATION

(see attached)

B-1

APPENDIX B

CERTIFICATE OF

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

ENSV MERGER COMPANY INC.

Pursuant to the provisions of Nevada Revised Statutes 78.390 and 78.403, the undersigned officer of ENSV Merger Company Inc., a Nevada corporation (the “Corporation”), does hereby certify as follows:

A. The Agreement and Plan of Merger, dated as of [●], 2021 by and between Enservco Corporation, a Delaware corporation (“Parent”), and the Corporation (the “Merger Agreement”) provides for the amendment and restatement of the Corporation’s articles of incorporation as set forth below.

B. The Merger Agreement, and the amendment and restatement of the Corporation’s articles of incorporation (including the change of the name of the Corporation) contemplated thereby and as set forth below, have been duly approved by the board of directors and Parent, the sole stockholder of the Corporation, which is sufficient for approval thereof. The board of directors and Parent have determined and declared such amendment and restatement to be advisable, fair to and in the best interests of the Corporation.

C. This certificate sets forth the text of the articles of incorporation of the Corporation, as amended and restated in their entirety to this date as follows:

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF ENSERVCO CORPORATION

ARTICLE I

NAME

The name of the Corporation is Enservco Corporation (the “Corporation”).

ARTICLE II

REGISTERED OFFICE

The address of the Corporation’s registered office in the State of Nevada is [●]. The name of the Corporation’s registered agent at such address is [●]. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III

PURPOSE

The Corporation is formed for the purpose of engaging in any lawful activity for which corporations may be organized under the laws of the State of Nevada.

ARTICLE IV

CAPITAL STOCK

(A)               Authorized Stock.  The total number of shares of all stock which the Corporation shall have authority to issue is 110,000,000 shares, consisting of: (i) 100,000,000 shares of common stock, par value $.005 per share (the “Common Stock”) and (ii) 10,000,000 shares, $.005 par value per share, designated as preferred stock (the “Preferred Stock”).  All cross references in each subdivision of this ARTICLE IV refer to other paragraphs in such subdivision unless otherwise indicated.

1

(B)                Preferred Stock.

(1)                 Designation.  The shares of Preferred Stock are hereby authorized to be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as are specified in the resolution or resolutions adopted by the board of directors of the Corporation (the “Board of Directors”) providing for the issue thereof. Such Preferred Stock may be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or any other series of the same or any other class or classes of capital stock of the Corporation at such price or prices or at such rate or rates of exchange and with such adjustments as shall be stated and expressed in these Articles of Incorporation, as amended from time to time (these “Articles of Incorporation”) or in the resolution or resolutions adopted by the Board of Directors providing for the issue thereof.

(2)                  Authority Vested in the Board.  Authority is hereby expressly vested in the Board of Directors, subject to the provisions of this ARTICLE IV and to the limitations prescribed by law, to authorize the issue from time to time of one or more series of Preferred Stock and, with respect to each such series, to fix by resolution or resolutions adopted by the affirmative vote of a majority of the whole Board of Directors providing for the issue of such series the voting powers, full or limited, if any, of the shares of such series and the designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination of the following:

(a)            The designation of such series.

(b)            The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or series of the Corporation’s capital stock, and whether such dividends shall be cumulative or noncumulative.

(c)            Whether the shares of such series shall be subject to redemption by the Corporation at the option of either the Corporation or the holder or both or upon the happening of a specified event and, if made subject to any such redemption, the times or events, prices and other terms and conditions of such redemption.

(d)            The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series.

(e)            Whether the shares of such series shall be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or of any other series of the same or any other class or classes of the Corporation’s capital stock, and, if provision is made for conversion or exchange, the times or events, prices, rates, adjustments and other terms and conditions of such conversions or exchanges.

(f)             The restrictions, if any, on the issue or reissue of any additional Preferred Stock.

(g)           The rights of the holders of the shares of such series upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

(h)           The provisions as to voting, optional and/or other special rights and preferences, if any.

2

(3)                  Certificate.  Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the Board of Directors, and establishing the voting powers, if any, and the designations, preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the Board of Directors to be issued, shall be made and signed by an officer of the Corporation and filed in the manner prescribed by the Nevada Revised Statutes, as amended from time to time (the “NRS”).

(C)                Common Stock.

(1)                  Voting Rights. The holders of Common Stock will be entitled to notice of and to attend all meetings of the stockholders of the Corporation and shall be entitled to one vote per share on all matters to be voted on by the Corporation’s stockholders.

(2)                  Dividends. Subject to all provisions of this ARTICLE IV, including the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Articles of Incorporation or the NRS, the holders of the Common Stock shall be entitled to receive dividends when and as declared by the Board of Directors, out of any funds legally available for such purpose. When and as dividends are declared thereon, whether payable in cash, property or securities of the Corporation, the holders of Common Stock will be entitled to share, ratably according to the number of shares of Common Stock held by them, in such dividends.

(3)                  Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any distribution of any of its assets to any of its stockholders other than by dividends from funds legally available therefor, and other than payments made upon redemptions or purchases of shares of the Corporation, after payment in full of the amount which the holders of Preferred Stock are entitled to receive in such event, the holders of Common Stock shall be entitled to share, ratably according to the number of shares of Common Stock held by them, in the remaining assets of the Corporation available for distribution to its stockholders.

ARTICLE V

REGULATORY PROVISIONS

The affairs of the Corporation shall be governed by a Board of Directors consisting of not less than three (3) nor more than (9) directors, who shall be elected in accordance with the bylaws of the Corporation (as amended from time to time, the “Bylaws”). In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws. Elections of directors need not be by written ballot unless the Bylaws shall so provide. Meetings of stockholders may be held within or without the State of Nevada, virtually and/or in person, as the Bylaws provide. Special meetings of the stockholders for any purpose or purposes shall be called by the Corporation’s Secretary at the written request of a majority of the total number of directors, by the Chair of the Board, by the Chief Executive Officer or by the stockholders owning at least ten percent (10%) of all shares entitled to vote at the meeting. At any meeting of the stockholders, except to the extent otherwise provided by law, the holders of one-third of the shares outstanding and entitled to vote present in person or by proxy (regardless of whether the proxy has authority to vote on all matters) shall constitute a quorum for the transaction of business; and, if a quorum is present, all questions at a meeting shall be decided by a majority vote of the number of shares entitled to vote represented at the meeting at the time of the vote except where otherwise required by statute, provided that for the election of directors, the persons receiving the largest number of votes cast (up to and including the number of directors to be elected) shall be directors. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

3

ARTICLE VI

AMENDMENTS TO ARTICLES

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE VII

INDEMNIFICATION; EXCULPATION

(A) Indemnification. To the fullest extent permitted under the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and 78.752) and other applicable law, the Corporation shall indemnify directors and officers of the Corporation in their respective capacities as such and in any and all other capacities in which any of them serves at the request of the Corporation.

(B) Limitation on Liability. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

(C) Repeal and Conflicts. Any amendment to or repeal of any provision or section of this ARTICLE VII shall be prospective only, and shall not apply to or have any effect on the right or protection of, or the liability or alleged liability of, any director or officer of the Corporation existing prior to or at the time of such amendment or repeal. In the event of any conflict between any provision or section of this ARTICLE VII and any other article of the Articles of Incorporation, the terms and provisions of this ARTICLE VII shall control.

ARTICLE VIII

STOCKHOLDER RIGHTS

For the avoidance of doubt, no stockholder of the Corporation shall have any preemptive rights, and no stockholder of the Corporation shall have any cumulative voting rights.

In Witness Whereof, the undersigned has set his hand to these Articles of Incorporation on this [●] day of [●], 2021.

By:
Name: Its:

4

APPENDIX C

AMENDED AND RESTATED

BYLAWS

OF

ENSERVCO CORPORATION

ARTICLE I

Offices, Corporate Seal

Section 1.01 Offices. Enservco Corporation (the “Corporation”) shall have a registered office, a principal office and such other offices as the board of directors of the Corporation (the “Board of Directors”) may determine.

Section 1.02 Corporate Seal. There shall be no corporate seal.

ARTICLE II

Meetings of Stockholders

Section 2.01 Place and Time of Meetings. Meetings of the stockholders may be held at such place, on such date and at such time as may be designated by the Board of Directors.

Section 2.02 Annual Meetings. The annual meeting of the stockholders of the Corporation shall be held at such place, virtually and/or in person in accordance with applicable law, on such date and at such time as designated by the Board of Directors. The purpose of this meeting shall be for the election of directors and for the transaction of such other business as may properly come before the meeting. Except as otherwise restricted by the articles of incorporation of the Corporation (as amended or amended and restated from time to time, the “Articles of Incorporation”) or applicable law, the Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders.

Section 2.03 Special Meetings. Special meetings of the stockholders for any purpose or purposes shall be called as set forth in the Articles of Incorporation. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to the purposes stated in the notice. Except as otherwise restricted by the Articles of Incorporation or applicable law, the Board of Directors may postpone, reschedule or cancel any special meeting of stockholders.

Section 2.04 Quorum; Adjourned Meetings. Except as otherwise required by law, a quorum of the stockholders necessary to transact the business of the Corporation shall be as set forth in the Articles of Incorporation. If a quorum is not present at a meeting, those present shall adjourn to such day as they shall agree upon by majority vote. Notice of any adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken. However, if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date. At adjourned meetings at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. If a quorum is present, the stockholders may continue to transact business until adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 2.05 Organization. At each meeting of the stockholders, the Chair of the Board or in his or her absence the Chief Executive Officer or in his or her absence the chair chosen by a majority of the voting power of the stockholders present in person or proxy shall act as chair; and the Secretary of the Corporation, or in his or her absence an Assistant Secretary, or in his or her absence any person whom the chair of the meeting shall appoint, shall act as secretary of the meeting.

Section 2.06 Voting. Each stockholder of the Corporation entitled to vote at a meeting of stockholders shall be entitled to one vote in person or by proxy for each share of stock having voting rights held by such stockholder and registered in his, her or its name on the books of the Corporation. Upon the request of any stockholder present in person or by proxy at any meeting of the stockholders and entitled to vote at such meeting, or if directed by the chair of the meeting in his or her discretion, the vote on any question before a meeting or the election of directors shall be by written ballot. All questions at a meeting shall be decided as set forth in the Articles of Incorporation.

1

Section 2.07 Inspector of Election. At each meeting of the stockholders, the chair of such meeting may appoint an inspector of election. The inspector of election so appointed shall first subscribe an oath or affirmation to execute the duties of an inspector of election at such meeting with strict impartiality and according to the best of his or her ability. The inspector of election, if any, may (a) ascertain the number of shares outstanding and the voting power of each; (b) determine the number of shares represented at a meeting and the validity of the proxies or ballots; (c) count all votes and ballots; (d) determine any challenges made to any determination made by the inspectors; (e) certify in a report in writing to the secretary of such meeting the determination of the number of shares represented at the meeting and the results of all votes and ballots. An inspector of election need not be a stockholder of the Corporation, and any officer or employee of the Corporation may be an inspector of election on any question other than a vote for or against his or her election to any position with the Corporation or on any other question in which he or she may be directly interested.

Section 2.08 Notices of Meetings and Consents. Except as otherwise provided by the Articles of Incorporation or by the Nevada Revised Statutes (as amended from time to time, the “NRS”), a written notice of each annual and special meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of such meeting to each stockholder of record of the Corporation entitled to vote at such meeting by delivering such notice of meeting to such stockholder personally or depositing the same in the United States mail, postage prepaid, directed to him at the post office address shown upon the records of the Corporation. Service of notice is complete upon mailing. Every notice of a meeting of stockholders shall state the place, date and hour of the meeting, the means of electronic communication, if any, by which the stockholder or the proxies thereof shall be deemed to be present and vote and, in the case of a special meeting the purpose or purposes for which the meeting is called. The notice shall be delivered in accordance with, and shall contain or be accompanied by such additional information as may be required by, the NRS, including, without limitation, NRS 78.379, 92A.120 or 92A.410

Section 2.09 Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize a proxy to represent him at the meeting by an instrument executed in writing. Each such proxy shall be valid until its expiration or revocation in a manner permitted by the laws of the State of Nevada. A proxy may be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient to support an irrevocable power. Subject to the above, any proxy may be revoked if an instrument or transmission revoking it or a properly created proxy bearing a later date is filed with or transmitted to the Secretary or another person appointed by the Corporation to count the votes of stockholders and determine the validity of proxies and ballots, or, in the case of a meeting of stockholders, the stockholder revokes the proxy by attending the meeting and voting the stockholder’s shares in person, in which case, any vote cast by the person or persons designated by the stockholder to act as a proxy or proxies must be disregarded by the Corporation when the votes are counted.

Section 2.10 Waiver of Notice. Notice of any annual or special meeting may be waived either before, at or after such meeting in writing signed or by transmission of an electronic record by the person or persons entitled to the notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transacting of any business because the meeting is not lawfully called or convened.

Section 2.11 Written Action. Any action that may be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the actions so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be required to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Section 2.12 Order of Business.

(a) Annual Meetings of Stockholders. At any annual or special meeting of the stockholders, only such business shall be conducted or considered (including, in the case of an annual meeting, nominations of persons for election to the Board of Directors), as shall have been properly brought before the meeting. For such business to be properly brought before an annual meeting, nominations and proposals of other business must be: (a) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before such meeting, by or at the direction of the Board of Directors or (c) otherwise properly requested to be brought before such meeting by a stockholder of the Corporation in accordance with these Bylaws (as amended or amended and restated from time to time, these “Bylaws”).

2

(b) General. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, the chair of any annual or special meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with these Bylaws and, if any proposed nomination or other business is not in compliance with these Bylaws, to declare that no action shall be taken on such nomination or other proposal and such nomination or other proposal shall be disregarded.

Section 2.13 Notice of Stockholder Business and Nominations.

(a)         Nominations. The Corporation will consider all nominations from any person (or group) who has (or collectively if a group have) held more than five percent of the Corporation’s voting securities for longer than one year, subject to the requirements set forth below.

(b)         Timing Requirements. With respect to any nominations or any other business to be brought before an annual meeting, a stockholder’s notice shall be considered timely if it is delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day and not later than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to the date of such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred (100) days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation.

With respect to any business to be properly requested to be brought before a special meeting, a stockholder’s notice shall be considered timely if it is delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day and not later than the close of business on the later of the ninetieth (90th) day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than one hundred (100) days prior to the date of such special meeting, the tenth (10th) day following the day on which public announcement is first made by the Corporation of the date of the special meeting.

Except as required by the NRS or Section 8.01 of these Bylaws, in no event shall any adjournment or postponement of an annual or special meeting of stockholders, as applicable, or the public announcement thereof, commence a new time period for the giving of a stockholder’s notice as described above.

3

(c) Disclosure Requirements. To be in proper form, a stockholder’s notice (whether given pursuant to Section 2.13(B) or 2.13(C) of these Bylaws) to the Secretary must include the following, as applicable: as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made: (i) the name and address of such stockholder, as they appear on the Corporation’s books and of such beneficial owner or Control Person, if any, (ii) the number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner or Control Person, if any (iii) a representation that the stockholder intends to appear at the meeting in person or by proxy to submit the business specified in such notice, (iv) if the notice relates to any business other than a nomination of director(s), a brief description of the business desired to be brought before the meeting, including the complete text of any resolutions proposed for consideration, and the reasons for conducting such business at the meeting, (v) any direct or indirect interest personal or other material interest of the stockholder in the business to be submitted, (vi) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder or beneficial owner and by any Control Person or any other person acting in concert with any of the foregoing, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class of the Corporation’s stock, or maintain, increase or decrease the voting power of the stockholder or beneficial owner with respect to shares of stock of the Corporation, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, (vii) a representation whether the stockholder or the beneficial owner, if any, and any Control Person will engage in a solicitation with respect to the nomination or business and, if so, the name of each participant (as defined in Item 4 of Schedule 14A under the Securities Exchange Act of 1934) in such solicitation and whether such person intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding stock required to approve or adopt the business to be proposed (in person or by proxy) by the stockholder and (viii) any other information relating to such stockholder, beneficial owner or Control Person, if any, that would be required to be disclosed in a proxy statement and form or proxy or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. For purposes of this Section 2.13 a “Control Person” shall be a director, executive, managing member or control person of such stockholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the nomination is made or the business is proposed, as to such beneficial owner.

Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

ARTICLE III

Board of Directors

Section 3.01 General Powers. The business of the Corporation shall be managed by the Board of Directors.

Section 3.02 Number, Qualification and Term of Office. Subject to the terms of the Articles of Incorporation, the exact number of directors shall be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the entire Board of Directors. Each Director shall hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified or until the Director’s earlier death, resignation, disqualification or removal, subject to the terms of the Articles of Incorporation. Directors need not be stockholders.

Section 3.03 Annual Meeting. As soon as practicable after each election of directors, the Board of Directors shall meet at the registered office of the Corporation, or at such other place previously designated by the Board of Directors, for the purpose of electing the officers of the Corporation and for the transaction of such other business as may come before the meeting.

Section 3.04 Regular Meetings. Regular meetings of the Board of Directors shall be held from time to time at such time and place as may be fixed by resolution adopted by a majority of the total number of directors.

Section 3.05 Special Meetings. Special meetings of the Board of Directors may be called by the Chair of the Board, the Chief Executive Officer, or by any two of the directors and shall be held from time to time at such time and place as may be designated in the notice of such meeting.

Section 3.06 Notice of Meetings. No notice need be given of any annual or regular meeting of the Board of Directors. Notice of each special meeting of the Board of Directors shall be given by the Secretary who shall give at least twenty-four hours’ notice thereof to each director by mail, telephone, telegram, electronic transmission including email, or in person. Notice shall be effective upon receipt.

Section 3.07 Waiver of Notice. Notice of any meeting of the Board of Directors may be waived either before, at, or after such meeting in writing signed by each director. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

4

Section 3.08 Quorum and Voting. A majority of the directors then in office shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless these Bylaws, the Articles of Incorporation or the NRS require a greater number.

Section 3.09 Vacancies. Unless otherwise provided by applicable law or the Articles of Incorporation, (a) the Board of Directors may increase the authorized number of Directors and (b) any newly created directorships resulting from an increase in the authorized number of Directors and vacancies occurring in the Board for any cause, may be (i) filled by the affirmative votes of a majority of the remaining members of the Board, although less than a quorum, (ii) filled by a sole remaining Director or (iii) elected by a plurality of the votes cast at an annual or special meeting of the Shareholders. A Director so elected shall be elected to hold office until the expiration of the term of office of the Director whom he or she has replaced or until a successor is elected and qualified, or until the Director’s earlier death, resignation or removal, subject in all cases to any applicable requirements in the Articles of Incorporation.

Section 3.10 Removal. Any director may be removed from office at any special meeting of the stockholders either with or without cause by the vote of the holders of not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote generally in the election of directors, excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred. If the entire Board of Directors or any one or more directors be so removed, new directors may be elected at the same meeting.

Section 3.11 Committees of Directors. The Board of Directors may, by resolution adopted by a majority of the total number of directors, designate one or more committees, each to consist of one or more of the directors of the Corporation, which, to the extent provided in the resolution, may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Such committee or committees shall have such name or names as may be determined by the resolution adopted by the directors. The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required. Unless otherwise provided for in a resolution of the Board of Directors designating a committee pursuant to this Section 3.11: (i) a majority of the authorized number of members of such committee shall constitute a quorum for the transaction of business of such committee and (ii) the vote of a majority of the members of such committee present at a meeting of such committee at which a quorum is present shall be the act of such committee except where otherwise required by these Bylaws or the charter of such committee; provided, however, that no committee authorized by the Board of Directors or otherwise shall have such power or authority in reference to amending the Articles of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease, or exchange of all, or substantially all, of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending these ByLaws; and unless the resolution shall expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

Section 3.12 Written Action. Any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if, before or after the action, all directors or committee members consent thereto in writing. The written consent may be signed manually or electronically (or by any other means then permitted under the NRS), and may be so signed in counterparts, including, without limitation, facsimile or email counterparts, and the written consent shall be filed with the minutes of proceedings of the Board of Directors or committee.

5

Section 3.13 Compensation. Directors who are not salaried officers of the Corporation may receive a fixed sum per meeting attended or a fixed annual sum, or both, and such other forms of reasonable compensation as may be determined by resolution of the Board of Directors. All directors shall receive their expenses, if any, of attendance at meetings of the Board of Directors or any committee thereof. Any director may serve the Corporation in any other capacity and receive proper compensation therefor. If the Board of Directors establishes the compensation of directors pursuant to this Section 3.13, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence.

Section 3.14 Conference Communications. Directors may participate in any meeting of the Board of Directors, or of any duly constituted committee thereof, by means of any conference telephone, electronic communications, videoconferencing, teleconferencing or other comparable communication technique or technology permitted under the NRS, including, without limitation, a telephone conference or similar method of communication whereby all persons participating in the meeting can hear and communicate to each other. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a director or member of the committee, as the case may be, and (b) provide the directors or members of the committee a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members of the committee, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. For the purposes of establishing a quorum and taking any action at the meeting, such directors participating pursuant to this Section 3.14 shall be deemed present in person at the meeting.

ARTICLE IV

Officers

Section 4.01 Number. The officers of the Corporation shall consist of a Chief Executive Officer, a Chief Financial Officer, a Secretary or the equivalents of such officers. The officers of the Corporation may also consist of a Chair of the Board, one or more Presidents, Vice Presidents and any other officers and agents as the Board of Directors, by a majority vote of the total number of directors, may designate. Any person may hold two or more offices.

Section 4.02 Election, Term of Office, and Qualifications. At each annual meeting of the Board of Directors all officers shall be elected. Such officers shall hold office until the next annual meeting of the directors or until their successors are elected and qualified, or until their earlier resignation or removal, or until such office is eliminated by a vote of the majority of all directors. Unless they have resigned or been removed, officers who may be directors shall hold office until the election and qualification of their successors, notwithstanding an earlier termination of their directorship.

Section 4.03 Removal and Vacancies. Any officer may be removed from his or her office by a majority vote of the total number of directors with or without cause. A vacancy among the officers by death, resignation, removal, or otherwise shall be filled for the unexpired term by the Board of Directors.

Section 4.04 Chair of the Board. The Chair of the Board, if one is elected, shall preside at all meetings of the stockholders and directors and shall have such other duties as may be prescribed, from time to time, by the Board of Directors.

Section 4.05 Chief Executive Officer. The Chief Executive Officer of the Corporation shall have general supervision over the business of the Corporation, subject to the control of the Board and of any duly authorized committee of the Board. The Chief Executive Officer may sign and execute in the name of the Corporation, deeds, mortgages, bonds, contracts and other instruments, unless (a) the signing and execution thereof is expressly delegated by resolution of the Board or by these Bylaws to some other officer or agent of the Corporation or (b) applicable law provides otherwise. In general, the Chief Executive Officer shall perform all duties incident to the office of Chief Executive Officer of a corporation and such other duties as may from time to time be assigned to the Chief Executive Officer by resolution of the Board. Unless otherwise appointed by the Board, the Chief Executive Officer shall be the Chief Executive Officer.

6

Section 4.06 President. If the person serving as Chief Executive Officer is not also the President, then the President, if any, shall: (a) subject to direction of the Chief Executive Officer, be responsible for the day-to-day operations of the corporation, and oversee the activities and responsibilities of all officers and employees other than the Chair of the Board and the Chief Executive Officer; (b) see that all orders and resolutions of the Board of Directors are carried into effect; (c) subject to direction of the Chief Executive Officer, sign and deliver in the name of the corporation any deeds, mortgages, bonds, contracts or other instruments pertaining to the corporation’s business, except in cases in which the authority to sign and deliver is required by law to be exercised by another person or is expressly delegated by the articles of incorporation, these by-laws or by the Board to some other officer or agent of the corporation; and (d) perform all other duties presented by the Chief Executive Officer and the Board of Directors.

Section 4.07 Chief Financial Officer. The Chief Financial Officer (a/k/a the Treasurer) shall keep accurate accounts of all moneys of the Corporation received or disbursed. The Chief Financial Officer shall deposit all moneys, drafts and checks in the name of and to the credit of the Corporation in such banks and depositories as a majority of the whole Board of Directors shall from time to time designate. The Chief Financial Officer shall have power to endorse for deposit all notes, checks and drafts received by the Corporation. The Chief Financial Officer shall disburse the funds of the Corporation as ordered by the directors, making proper vouchers therefor. The Chief Financial Officer shall render to the Chief Executive Officer and the Board of Directors whenever required an account of all his or her transactions as Chief Financial Officer and of the financial condition of the Corporation and shall perform such other duties as may from time to time be prescribed by the Board of Directors or by the Chief Executive Officer.

Section 4.08 Secretary. The Secretary shall be secretary of and shall attend all meetings of the stockholders and Board of Directors and shall record all proceedings of such meetings in the minute book of the Corporation. The Secretary shall give proper notice of meetings of stockholders and the Board of Directors. The Secretary shall perform such other duties as may from time to time be prescribed by the Board of Directors or by the Chief Executive Officer.

Section 4.09 Vice President. Each Vice President, if any, shall have such powers and perform such duties as may be specified in these Bylaws or prescribed by the Board of Directors. If the President is absent or disabled, the Vice President shall succeed to the President’s powers and duties. If there are two or more Vice Presidents, the order of succession shall be determined by seniority of election or as otherwise prescribed by the Board of Directors.

Section 4.10 Assistant Officers. In the event of absence or disability of any Vice President, the Chief Financial Officer or the Secretary, the assistant to such officer, if any, shall succeed to the powers and duties of the absent officer until the principal officer resumes his duties or a replacement is elected by the Board of Directors. If there are two or more assistants, the order of succession shall be determined through seniority by the order in which elected or as otherwise prescribed by the Board of Directors. The assistant officers shall exercise such other powers and duties as may be delegated to them from time to time by the Board of Directors or the principal officer under whom they serve, but at all times shall remain subordinate to the principal officers they are designated to assist.

Section 4.11 Duties of other Officers. The duties of such other officers and agents as the Board of Directors may designate shall be set forth in the resolution creating such office or by subsequent resolution.

Section 4.12 Compensation. The officers of the Corporation shall receive such compensation for their services as may be determined from time to time by resolution of the Board of Directors or by one or more committees to the extent so authorized from time to time by the Board of Directors.

7

ARTICLE V

Shares and Their Transfer

Section 5.01 Shares of Stock. The shares of stock of the Corporation shall be represented by a certificate, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of any such resolution providing for uncertificated shares, every holder of stock of the Corporation theretofore represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to a certificate, to be in such form as shall be prescribed by the Board of Directors, certifying the number of shares in the Corporation owned by such holder. The certificates for such shares shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chair of the Board, the Chief Executive Officer, the President or a Vice President, and by the Chief Financial Officer or an Assistant Chief Financial Officer, or the Secretary or an Assistant Secretary. Every certificate surrendered to the Corporation for exchange or transfer shall be cancelled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such certificate shall have been so cancelled, except in cases provided for in Section 5.05.

Section 5.02 Issuance of Stock. The Board of Directors is authorized to cause to be issued stock of the Corporation up to the full amount authorized by the Articles of Incorporation in such amounts and for such consideration as may be determined by the Board of Directors. Treasury shares may be disposed of by the Corporation for such consideration as may be fixed by the Board of Directors.

Section 5.03 Transfer Agent. The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place(s) as may be determined from time to time by the Board of Directors.

Section 5.04 Transfer of Stock. Transfer of stock on the books of the Corporation may be authorized only by the record holder of such stock, the holder’s legal representative or the holder’s attorney lawfully constituted in writing and, in the case of stock represented by a certificate or certificates, upon surrender of the certificate or the certificates for such stock, and, in the case of uncertificated stock, upon receipt of proper transfer instructions and compliance with appropriate procedures for transferring stock in uncertificated form (in each case, with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require). The Corporation may treat as the absolute owner of stock of the Corporation the person or persons in whose name stock is registered on the books of the Corporation. The Board of Directors may from time to time establish rules and regulations governing the issuance, transfer and registration of shares of stock of the Corporation.

Section 5.05 Loss of Certificates. Any stockholder claiming a certificate for stock to be lost, stolen, mutilated or destroyed shall make an affidavit of that fact in such form as the Board of Directors may require and shall, if the Board of Directors so requires, give the Corporation a bond of indemnity in form, in an amount, and with one or more sureties satisfactory to the Board of Directors, to indemnify the Corporation against any claims which may be made against it on account of the alleged loss, theft or destruction of the certificate or issuance of such new certificate. The Corporation may then issue (a) a new certificate or certificates of stock or (b) uncertificated shares, for the same number of shares represented by the certificate claimed to have been lost, stolen, mutilated or destroyed.

Section 5.06 Facsimile Signatures. Whenever any certificate is countersigned by a transfer agent or by a registrar other than the Corporation or its employee, then the signatures of the officers or agents of the Corporation may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on any such certificate shall cease to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation as though the person who signed such certificate or whose facsimile signature or signatures had been placed thereon were such officer, transfer agent or registrar at the date of issue.

8

ARTICLE VI

Books and Records, Audit, Fiscal Year

Section 6.01 Books and Records. The Board of Directors of the Corporation shall cause to be kept: (a) a share ledger which shall be a charge of an officer designated by the Board of Directors; (b) records of all proceedings of stockholders and directors; and (c) such other records and books of account as shall be necessary and appropriate to the conduct of the corporate business.

Section 6.02 Audit. The Board of Directors shall cause the records and books of account of the Corporation to be audited at least once in each fiscal year and at such other times as it may deem necessary or appropriate.

Section 6.03 Annual List. The Board of Directors shall cause to be filed with the Nevada Secretary of State in each year the annual list required by law.

Section 6.04 Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each year.

ARTICLE VII

Indemnification; Expenses

Section 7.01 Indemnification. The Corporation shall indemnify and hold harmless, and the Board of Directors may authorize the purchase and maintenance of insurance or make other financial arrangements for the purpose of such indemnification, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in such manner, under such circumstances and to the fullest extent permitted by the Articles of Incorporation and the NRS.

Section 7.02 Payment of Expenses. In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in the Articles of Incorporation, these Bylaws or by agreement, the expenses of directors and officers incurred in defending any threatened, pending or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, involving alleged acts or omissions of such director or officer in his or her capacity as a director or officer of the Corporation, or while serving in any capacity at the request of the Corporation as a director, officer, employee, agent, member, manager, managing member, partner or fiduciary of, or in any other capacity for, another corporation, limited liability company, partnership, joint venture, trust or other enterprise, shall be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an officer or director is successful on the merits or otherwise in defense of any such action, suit or proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

Section 7.03 Amendment. No amendment to or repeal of this ARTICLE VII approved by the directors or stockholders of the Corporation shall apply to or have any effect on the right or protection of any director or officer of the Corporation existing prior to such amendment or repeal.

ARTICLE VIII

Miscellaneous

Section 8.01 Fixing Date for Determination of Stockholders of Record.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action.

9

(b) If no record date is fixed:

(1) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(2) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed.

(3) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting or to any postponement of any meeting of stockholders to a date not more than 60 days after the record date; provided, that the Board of Directors may fix a new record date for the adjourned meeting and must fix a new record date if the meeting is adjourned to a date more than 60 days later than the date set forth the original meeting.

Section 8.02 Periods of Time. During any period of time prescribed by these Bylaws, the date from which the designated period of time begins to run shall not be included, and the last day of the period so computed shall be included.

Section 8.03 Voting Securities Held by the Corporation. Unless otherwise ordered by the Board of Directors, the Chief Executive Officer shall have full power and authority on behalf of the Corporation (a) to attend, to act and to vote at any meeting of security holders or owners of other entities in which the Corporation may hold securities or ownership interests; (b) to execute any proxy for such meeting on behalf of the Corporation; or (c) to execute a written action in lieu of a meeting of such other entity on behalf of the Corporation. At such meeting, by such proxy or by such writing in lieu of meeting, the Chief Executive Officer shall possess and may exercise any and all rights and powers incident to the ownership of such securities or ownership interests that the Corporation might have possessed and exercised if it had been present. The Board of Directors may, from time to time, confer like powers upon any other person or persons.

Section 8.04 Purchase and Sale of Securities. Unless otherwise ordered by the Board of Directors, the Chief Executive Officer shall have power and authority on behalf of the Corporation to purchase, sell, transfer or encumber any and all securities or ownership interests of any other entity owned by the Corporation and may execute and deliver such documents as may be necessary to effectuate such purchase, sale, transfer or encumbrance. The Board of Directors may, from time to time, confer like powers upon any other person or persons.

ARTICLE IX

Amendments

Section 9.01 Amendments. These Bylaws may be amended, altered or repealed by a vote of the majority of the total number of directors or of the stockholders at any meeting upon proper notice.

ARTICLE X

General

Section 10.01 Forum for Adjudication of Disputes. To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for any actions, suits or proceedings, whether civil, administrative or investigative or that assert any claim or counterclaim (a) brought in the name or right of the Corporation or on its behalf, (b) asserting a claim for breach of any fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) arising or asserting a claim arising pursuant to any provision of NRS Chapters 78 or 92A or any provision of the Articles of Incorporation or these Bylaws or (d) asserting a claim governed by the internal affairs doctrine. In the event that the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such action, suit or proceeding, then any other state district court located in the State of Nevada shall be the sole and exclusive forum therefor and in the event that no state district court in the State of Nevada has jurisdiction over any such action, suit or proceeding, then a federal court located within the State of Nevada shall be the sole and exclusive forum therefor. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 10.01.

10

Section 10.02 Application of These Bylaws. In the event that any provisions of these Bylaws is or may be in conflict with any law of the United States, of the State of Nevada, or of any governmental body or power having jurisdiction over this Corporation, or over the subject matter to which such provision of these Bylaws applies, or may apply, such provision of these Bylaws shall be inoperative to the extent only that the operation thereof conflicts with such law, and shall in all other respects be in full force and effect.

Section 10.03 Invalid Provisions. If any part of these Bylaws is held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, shall be valid and operative.

These Bylaws are hereby adopted by the Corporation as of _______________, 2021.

11